UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Image Entertainment, Inc.
(Name of Registrant as Specified In Its Charter)

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IMAGE ENTERTAINMENT, INC.

20525 Nordhoff Street, Suite 200
Chatsworth, California 91311

Dear Fellow Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Image Entertainment, Inc. (or the Company) on Thursday, November 18, 2010 at 10:00 a.m. local time at the Marriott Warner Center—Woodland Hills, located at 21850 Oxnard Street, Woodland Hills, CA 91367.

Our Board of Directors recommends that stockholders vote FOR the following six proposals that will be considered and voted on during the Annual Meeting:

1.               Elect five directors nominated by the Board of Directors, divided into three classes;

2.               Amend our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (or Common Stock), from 100,000,000 shares to 500,000,000 shares to permit the conversion of our Series C Junior Participating Preferred Stock, par value $0.0001 per share (or Series C Preferred Stock), into shares of Common Stock, permit the reservation of shares under our proposed 2011 Equity Incentive Plan and provide available shares for other general corporate purposes;

3.               Amend our Certificate of Incorporation to effect a reverse stock split of our Common Stock in a range of 1-for-10 to 1-for-50, with the exact reverse split ratio set by our Board of Directors;

4.               Approve the 2010 Equity Incentive Award Plan;

5.               Approve the 2011 Equity Incentive Plan; and

6.               Ratify the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

Please read the accompanying proxy statement and other documents delivered to you carefully for information about the matters you are being asked to consider and vote upon.  Your vote is important.  Whether or not you attend the Annual Meeting in person, the Board urges you to promptly vote your proxy as soon as possible by mail using the enclosed postage-paid reply envelope.  If you decide to attend the meeting and vote in person, you will, of course, have that opportunity.

Thank you for your continued support.

Sincerely,

Theodore S. Green Chief Executive Officer

IMAGE ENTERTAINMENT, INC.

20525 Nordhoff Street, Suite 200
Chatsworth, California 91311
(818) 407-9100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 18, 2010

To our Stockholders:

On behalf of the Board of Directors, you are cordially invited to attend the 2010 Annual Meeting of Stockholders, which will be held at the Marriott Warner Center—Woodland Hills, located at 21850 Oxnard Street, Woodland Hills, CA 91367, at 10:00 a.m., local time, on Thursday, November 18, 2010, for the following purposes:

1.               To elect five directors nominated by the Board of Directors, divided into three classes;

2.               To amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 500,000,000 shares;

3.               To amend our Certificate of Incorporation to effect a reverse stock split of our Common Stock in a range of 1-for-10 to 1-for-50, with the exact reverse split ratio set by our Board of Directors;

4.               To approve the 2010 Equity Incentive Award Plan;

5.               To approve the 2011 Equity Incentive Plan;

6.               To ratify the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011; and

7.               To discuss and resolve any other matters that properly come before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.  Please carefully read the accompanying proxy statement and other documents delivered with the proxy statement.  Submission of Proposals 2 and 3 to our stockholders is required under Section 242 of the General Corporation Law of the State of Delaware.

The Board of Directors recommends stockholders vote FOR Proposals 1, 2, 3, 4, 5 and 6 set forth in the accompanying proxy statement.

Stockholders of record of our Common Stock or our Series C Preferred Stock at the close of business on October 4, 2010 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

We have enclosed a proxy statement, the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended March 31, 2010 (portions of which are incorporated by reference into the accompanying proxy statement), a form of proxy and a postage-paid reply envelope.

Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

Michael B. Bayer, Esq. Secretary

Chatsworth, California
October 12, 2010

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on November 18, 2010

The Company’s proxy statement and the 2010 Annual Report, as amended, are available at [•].

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed postage-paid reply envelope.  This will help ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation.  Sending in your proxy will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so.  Your proxy is revocable at your option in the manner described in the accompanying proxy statement.

i

IMAGE ENTERTAINMENT, INC.
20525 Nordhoff Street, Suite 200
Chatsworth, California 91311
(818) 407-9100

Proxy Statement
For the 2010 Annual Meeting of Stockholders
To Be Held On Thursday, November 18, 2010

Our Board of Directors (or our Board) is soliciting proxies to be voted at the Annual Meeting of Stockholders on November 18, 2010 at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.  Directions to the Marriott Warner Center—Woodland Hills (where you will be able to attend the Annual Meeting and vote in person) can be found at http://www.marriott.com/hotels/maps/ travel/laxwc-warner-center-marriott-woodland-hills/ by selecting “Driving Directions.”

The notice, this proxy statement and the form of proxy enclosed are first being sent to stockholders on or about October 12, 2010.  As used in this proxy statement, the terms “Image,” “Company,” “we,” “us” and “our” refer to Image Entertainment, Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

Our Board is providing these proxy materials to you in connection with the 2010 Annual Meeting of Stockholders of the Company, to be held on November 18, 2010.  As a stockholder of record of our Common Stock or our Series C Preferred Stock on October 4, 2010, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Who is soliciting my vote pursuant to this proxy statement?

Our Board is soliciting your vote at the Annual Meeting.  In addition, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote.

Who is entitled to vote?

Only stockholders of record of our Common Stock or our Series C Preferred Stock at the close of business on October 4, 2010 are entitled to vote at the Annual Meeting.  If your shares of Series C Preferred Stock or Common Stock are registered in your name on the records of the Company maintained by the Company’s transfer agent, Computershare, these proxy materials are being sent to you directly.  If your shares are held in “street name,” meaning that they are registered in the name of a broker, nominee, fiduciary or other custodian, then generally only that broker, nominee, fiduciary or other custodian may execute a proxy and vote your shares.  If you hold shares in “street name,” these proxy materials are being sent to you by the broker, nominee, fiduciary or other custodian through which you hold your shares.

Holders of our Series B Cumulative Preferred Stock, par value $0.0001 per share (or Series B Preferred Stock), are not entitled to vote at the Annual Meeting.

How many shares are eligible to be voted?

Common Stock.   As of the record date of October 4, 2010, we had 27,745,788 shares of Common Stock outstanding.  Each outstanding share of our Common Stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting.

Series C Preferred Stock.   As of the record date of October 4, 2010, we had 202,066.6 shares of Series C Preferred Stock outstanding, which are convertible into 202,066,600 shares of our Common Stock.  Each outstanding share of our Series C Preferred Stock entitles its holder to 1,000 votes on each matter to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

•                  To elect five directors nominated by the Board of Directors, divided into three classes;

•                  To amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 500,000,000 shares;

•                  To amend our Certificate of Incorporation to effect a reverse stock split of our Common Stock in a range of 1-for-10 to 1-for-50 with the exact reverse split ratio set by our Board of Directors (or the Reverse Stock Split);

•                  To approve the 2010 Equity Incentive Award Plan;

•                  To approve the 2011 Equity Incentive Plan;

•                  To ratify the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011; and

•                  Any other matters that properly come before the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote.  However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

How does our Board recommend that I vote?

For the reasons set forth in more detail later in this proxy statement, our Board recommends that you vote:

•                  “FOR” the five directors nominated by the Board of Directors (Proposal 1);

•                  “FOR” the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 (Proposal 2);

•                  “FOR” the proposal to amend the Certificate of Incorporation to effect the Reverse Stock Split (Proposal 3);

•                  “FOR” the proposal to approve the 2010 Equity Incentive Award Plan (Proposal 4);

•                  “FOR” the proposal to approve the 2011 Equity Incentive Plan (Proposal 5); and

•                  “FOR” the proposal to ratify the selection of our independent registered public accounting firm (Proposal 6).

How may I cast my vote?

Stockholder of Record.   If you are the stockholder of record, you may vote by one of the following methods:

•                  in person at the Annual Meeting;

•                  by mail;

•                  by using the Internet; or

•                  by telephone.

Whichever method you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions.  If you sign, date and return your proxy card without giving specific voting instructions, the proxies will vote your shares for Proposals 1, 2, 3, 4, 5 and 6.  The proxies will vote in their discretion with respect to any other matter properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof.

Beneficial Owners of Shares Held in “Street Name.”   If you are a beneficial owner of shares held in “street name” and do not provide the broker, nominee, fiduciary or other custodian through which you hold your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  Of the proposals set forth in this proxy statement, only Proposal 6, the ratification of the selection of our independent registered public accounting firm, is considered a routine matter.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote.”

When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted.  Your broker or nominee will usually provide you with the appropriate instruction form at the time you receive this proxy statement.  We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions in the voting instruction form.

What do I need to bring with me if I attend the Annual Meeting?

If you plan on attending the Annual Meeting, please remember to bring with you the Annual Meeting admission ticket that is attached to your proxy card and photo identification, such as a driver’s license.  In addition, if you hold shares in “street name” you should bring an account statement or other acceptable evidence of ownership of Common Stock or Series C Preferred Stock as of the close of business on October 4, 2010, the record date for voting.  Finally, if you hold shares in “street name,” in order to vote at the Annual Meeting, you will also need a valid “legal proxy” issued in your name, which you can obtain by contacting your account representative at the broker, nominee, fiduciary or other custodian through which you hold your shares.

How may I cast my vote by mail?

To vote by mail, you may complete the enclosed proxy card and then sign, date and return it in the postage-paid reply envelope provided.  Submitting a proxy now will not limit your right to vote at the Annual Meeting if you decide to attend in person.

If your shares are held in “street name,” meaning that they are registered in the name of a broker, nominee, fiduciary or other custodian, then generally only that broker, nominee, fiduciary or other custodian may execute a proxy and vote your shares.  Your broker, nominee, fiduciary or other custodian should provide you with a voting instruction form for your use to provide them with instructions as to how to vote your shares at the Annual Meeting.  If your shares are held of record in “street name” by a broker, nominee, fiduciary or other custodian and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a “legal proxy” issued in your name.

Stockholders that receive more than one proxy card or voting instruction form have shares registered in different forms or in more than one account.  Stockholders that receive more than one proxy card are requested to please sign, date and return all proxy cards and provide instructions for all voting instruction forms received to ensure that all of their shares are voted.

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions.  Properly executed proxies that do not contain voting instructions with regard to a proposal will be voted “FOR” any such proposal.

How may I cast my vote over the Internet or by telephone?

If you are a stockholder of record, in addition to voting in person or by completing and mailing the proxy card, you may vote by using the Internet or by telephone. If you wish to vote via the Internet, go to www.proxyvote.com and follow the instructions given. You will need your proxy card in hand when you access the website. Or, you can vote via telephone by calling 1-800-690-6903. You will need your proxy card in hand when you call that number. You may vote via the Internet or telephone up until 11:59 p.m. Eastern Time the day before the Annual Meeting.

If you hold your shares in “street name,” the broker, nominee, fiduciary or other custodian through which you hold your shares will instruct you as to how your shares may be voted by proxy.

How may I revoke or change my vote?

If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•                  submitting to our Secretary a new proxy card, dated later than the prior proxy card;

•                  delivering written notice to our Secretary at 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311 stating that you are revoking your proxy; or

•                  attending the Annual Meeting and voting your shares in person.

Please note that attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

What are the voting requirements?

Quorum Requirement.   Delaware law and our bylaws require that a quorum exist for the transaction of business at a stockholder meeting.  A quorum for the actions to be taken at the Annual Meeting will consist of a majority of the voting power of the outstanding shares of stock that are entitled to vote at the Annual Meeting.  Therefore, at the Annual Meeting, the presence, in person or by proxy, of the holders of shares of Common Stock or Series C Preferred Stock representing at least 114,906,195 votes will be required to establish a quorum.  Proxies marked as abstaining, and any proxies returned by brokers as “broker non-votes” on behalf of shares held in “street name” because beneficial owners’ discretion has been withheld as to one or more matters on the agenda for the Annual Meeting, will be treated as present and entitled to vote, and will count towards the establishment of a quorum.

Required Votes.   Each outstanding share of our Common Stock is entitled to one vote on each proposal at the Annual Meeting, and each outstanding share of our Series C Preferred Stock is entitled to 1,000 votes on each proposal at the Annual Meeting.  Approval of the proposals requires the following affirmative vote:

•                  Approval required for Proposal 1 (Election of Directors):  the candidates for director receiving the highest number of affirmative votes will be elected.  In an election of directors by plurality vote, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required.  “Broker non-votes” will also have no effect on this proposal.

•                  Approvals required for all other proposals:  each of the remaining proposals requires the affirmative vote of a majority of the voting power represented by stockholders present, in person or by proxy, at the Annual Meeting.  Abstentions will have the same effect as a vote against these proposals.  “Broker non-votes” will likewise have the effect as a vote against Proposals 2, 3, 4 and 5, but banks and brokers will have the discretion to vote uninstructed shares in favor of Proposal 6 (Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm).

Affiliates of JH Partners, LLC (or JH Partners) are our largest stockholders and, based on shares outstanding as of September 17, 2010, control approximately 77% of our outstanding voting power.  We expect these stockholders to be present, in person or by proxy, at the Annual Meeting, which will establish a quorum, and to vote in favor of Proposals 1, 2, 3, 4, 5 and 6, which would ensure their passage.  These stockholders have agreed to vote in favor of Proposal 4 pursuant to our Stockholders’ Agreement described in “Certain Relationships and Transactions with Related Persons” below.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is adjourned to another time or place, notice is not required to be provided to the stockholders of the adjourned meeting if the time, place and means of any remote communications by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken, the adjournment is for no more than 30 days after the date of the original meeting and no new record date is fixed for the adjourned meeting after the adjournment.  If we adjourn the Annual Meeting to a later date, we will conduct the same business at the later meeting and, unless we set a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.  Unless we set a new record date for an adjourned meeting and you are no longer a stockholder on the new record date, your proxy will still be effective and may be voted at the adjourned meeting.  In that case, you will still be able to change or revoke your proxy until it is voted.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of this solicitation of proxies.  In addition to mailing these proxy materials, our directors, officers and employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile, or electronic communication.  We will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation.

Who are the proxies?

The Board of Directors of the Company has appointed Theodore S. Green and John P. Avagliano to serve as proxies at the Annual Meeting.  When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

Who will count the votes?

Computershare, our transfer agent, will receive and tabulate the proxy cards, ballots and voting instruction forms and will act as the inspector of election at the Annual Meeting.

Whom should I call if I have questions regarding the Annual Meeting?

If you have questions regarding the Annual Meeting, please contact either Michael B. Bayer, Esq. (General Counsel and Corporate Secretary) or Dawn Martens (Vice President, Corporate Affairs) at (818) 407-9100.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, the information incorporated by reference, and some of our other public statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding the impacts on the Company if the amendments to our Certificate of Incorporation to increase the number of authorized shares of Common Stock and to effect the Reverse Stock Split are not approved, our ability to meet The NASDAQ Global Market or The NASDAQ Capital Market listing standards, our business outlook and strategy, and potential uses of Common Stock.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  Also, forward-looking statements can generally be identified by words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “seek,” “expect,” “intend,” “plan” and similar expressions.

Forward-looking statements provide management’s expectations or predictions of future conditions, events, or results.  They are not guarantees of future performance.  By their nature, forward-looking statements are subject to risks and uncertainties.  These statements speak only as of the date they are made.  Image does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required by law.  There are a number of factors, many of which are beyond Image’s control, that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements.  For a discussion of such factors, please see the section entitled “Risk Factors” in our Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended March 31, 2010 and the factors discussed in this proxy statement.

BACKGROUND TO THE PROPOSALS

Overview

In January 2010 we effected a recapitalization transaction with affiliates of JH Partners as part of an overall plan to stabilize and improve our financial condition (by retiring senior debt and curing outstanding defaults under our debt agreements), and to enhance our liquidity.  In recent years preceding this recapitalization transaction, our financial condition and liquidity had been constrained by a variety of factors, including the costs of a contentious proxy contest and two terminated merger processes, large required payments to our senior lender and to content-providers, and the economic slowdown’s negative impact on our customers’ buying habits.

We implemented a new business strategy following the changes in our management and Board of Directors that resulted from the transaction with the JH Partners affiliates.  We believe our current strategy, which in some respects departs from our prior strategy, will allow us to be more flexible and act upon opportunities at a more rapid pace.  Key elements of our new strategy include actively pursuing complementary content and catalogue opportunities, as well as strategic opportunities such as acquiring accretive businesses and entering into joint ventures and other creative partnering arrangements.

As described in more detail below, the proposed increase in the number of our authorized shares of Common Stock, the Reverse Stock Split, and the adoption of the 2010 Equity Incentive Award Plan and the 2011 Equity Incentive Plan are all important to our continued efforts to improve Image’s business and execute its strategy.  These proposals are also tied to the transaction with the JH Partners affiliates, which is described in more detail in the following section.

Transaction with JH Partners Affiliates

On January 8, 2010, we sold to JH Partners Evergreen Fund, L.P. (or JH Evergreen), JH Investment Partners III, L.P. (or JH Investment III) and JH Investment Partners GP Fund III, LLC (or JH Investment GP Fund, and together with JH Evergreen and JH Investment III, the JH Investors) 22,000 shares of a newly authorized series of Series B Preferred Stock and 196,702 shares of a newly authorized series of Series C Preferred Stock (together with the Series B Preferred Stock, the Preferred Shares), for an aggregate purchase price of $22.0 million.  In connection with our sale of the Preferred Shares to the JH Investors (or the JH Transaction), the JH Investors acquired control of Image.  Due to the voting rights associated with the Series C Preferred Stock as discussed above, after the issuance of the Series C Preferred Stock and the issuance of 3.5 million shares of Common Stock to retire the senior convertible note, as amended, held by Portside Growth and Opportunity Fund (or Amended Note) on January 8, 2010, the JH Investors collectively owned approximately 88.6% of our post-transaction outstanding voting power.  After subsequent transactions involving our capital stock, the JH Investors owned approximately 77% of outstanding voting power as of September 17, 2010.

After payment to JH Partners, as investor representative of the JH Investors (or the Investor Representative), of a $1 million transaction fee, akin to an investment banking fee, reimbursement of $650,000 of the JH Investors’ expenses and payment of other transaction-related expenses, we received net proceeds of approximately $19.0 million from the JH Transaction.  In connection with the closing of the JH Transaction, we used $15.0 million of the net proceeds, along with the issuance of 3.5 million shares of Common Stock, to repay in full and retire the Amended Note.  The remainder of the net proceeds were used to repay other outstanding indebtedness and liabilities and for general working capital.  The source of the $22.0 million used by the JH Investors to purchase the Preferred Shares was an advance against a line of credit with Silicon Valley Bank secured by the JH Investors’ ability to call capital.

Pursuant to the Securities Purchase Agreement dated December 21, 2009 with the JH Investors under which we conducted the JH Transaction (as amended, the SPA), we also granted the JH Investors the right (or the Purchase Right) to purchase up to an additional 7,400 shares of Series B Preferred Stock and 66,163.4 shares of Series C Preferred Stock for an aggregate purchase price of $7.4 million.  The Purchase Right has expired with respect to an initial tranche of 3,700 shares of Series B Preferred Stock and 33,081.7 shares of Series C Preferred Stock.  At any time during the period commencing on January 8, 2010 and ending at 5:00 p.m., Pacific time, on the date that is 360 days after January 8, 2010, the JH Investors may exercise the Purchase Right with respect to the remaining tranche of 3,700 shares of Series B Preferred Stock and 33,081.7 shares of Series C Preferred Stock in whole or in part and in one or more instances.  The decision to exercise the Purchase Right will be made by the JH Investors in their sole discretion and the JH Investors are not required to exercise the Purchase Right.  The net proceeds from the sale of any additional Preferred Shares may only be used by us to (i) acquire rights to additional audio and video entertainment programming, (ii) repay any over-advance under our revolving credit facility or (iii) repay accounts payable incurred by us in the ordinary course of business.

New Board of Directors and Management

On January 7, 2010, pursuant to closing conditions of the SPA, each member of the then-current Board, which included Ira S. Epstein, Gary Haber, M. Trevenen Huxley, Martin W. Greenwald and Robert J. McCloskey, resigned from the Board effective immediately after the closing of the JH Transaction (or the Closing).  On January 7, 2010, the then-current Board appointed Theodore Green, Patrick Collins and Michael John, all of whom were designated by the JH Investors pursuant to the SPA, as directors effective immediately after the Closing.  On August 5, 2010, Mr. John resigned from the Board, and the Board appointed John W. Hyde, the Company’s Vice Chairman, as a director to fill the vacancy created by Mr. John’s resignation and appointed Mary J. George and Marshall A. Heinberg as directors, in each case effective immediately.

On January 9, 2010, our Board of Directors appointed Theodore S. Green as our Chairman of the Board and Chief Executive Officer, John Avagliano as our Chief Financial Officer and Chief Operating Officer and John Hyde as our Vice Chairman.

NASDAQ Delisting

Our Common Stock was suspended from trading on The NASDAQ Global Market effective on February 3, 2010.  The delisting followed a series of NASDAQ Staff Deficiency Letters citing violations of NASDAQ Listing Rules related to our failure to have an audit committee consisting of three directors, our failure to have independent directors, and various violations triggered by the JH Transaction.  Our Common Stock is currently quoted on the OTCQB Marketplace of the Pink OTC Markets Inc. (or OTCQB), a centralized electronic quotation service for over-the-counter securities.  The delisting has resulted in significantly less liquidity in the market for our Common Stock, decreased the attractiveness of our Common Stock and caused the trading volume of our Common Stock to decline significantly, which we believe has contributed to the significant decline in the market price of our Common Stock.  In addition, our ability to raise additional capital through equity financing, and to attract and retain personnel by means of equity compensation, has been impaired.

PROPOSAL 1:  ELECTION OF DIRECTORS

Our Bylaws provide for a Board consisting of a minimum of three and a maximum of nine directors, with the current number set by the Board at five.  All five directors will be elected at the 2010 Annual Meeting, with the Class I directors elected for a three-year term, the Class II director for a one-year term, and the Class III directors for a two-year term, as follows:

Class	Member(s)	Length of Term if Elected at 2010 Annual Meeting	Term Expires

I	Patrick M. Collins Theodore S. Green	3-year term	2013 Annual Meeting

II	John W. Hyde	1-year term	2011 Annual Meeting

III	Mary J. George Marshall A. Heinberg	2-year term	2012 Annual Meeting

All of the director nominees were recommended as nominees by the JH Investors.  All directors were interviewed by all members of the then-current Board, and based on their interviews and qualifications, were elected to the Board and are standing for election by the stockholders for the first time at the Annual Meeting.

In addition to the matters affecting our directors and their election to the Board described in “Background to the Proposals—Transaction with JH Partners Affiliates” above and “Certain Relationships and Transactions with Related Persons” below, on April 14, 2010, the JH Investors agreed to cause the election of Mr. Hyde as a director of the Company by September 30, 2010 and to cause him to stay on the Board for so long as he is an employee or consultant of the Company.

The following are the nominees for election as directors proposed by the current Board, with information including principal occupation and other business affiliations, age, positions and offices held with us, and the year each current director was first elected.  For information regarding each nominee’s security ownership, see “Security Ownership of Certain Beneficial Owners and Management” below.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named in the table below.  Each nominee has consented to serve as a director of the Company if elected, and management has no reason to believe the nominees will be unable to serve as directors.  In the event that a nominee becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES.

Name	Director Class	Director Since	Age	Principal Occupation and Business Experience During Past Five Years and Other Directorships

Patrick M. Collins	I	2010	36

Mr. Collins is a senior investment professional with JH Partners, LLC, a private equity firm, where he has held various positions since 2003. Mr. Collins is a member of JH Partners’ four-member investment committee and is responsible for leading deal teams in completing all phases of the firm’s private equity investments, including sourcing, due diligence, debt financing, valuation, structuring, negotiation and monitoring. Prior to joining JH Partners, Mr. Collins worked at Behrman Capital, a private equity firm. Prior to Behrman Capital, Mr. Collins was an investment banker at Merrill Lynch & Co., Inc. Mr. Collins currently serves on the boards of AmeriMark Holdings, LLC and CHP Holdings, Inc. Mr. Collins received an MBA from Harvard Business School and a BA from Yale University. Mr. Collins’ experience with capital-raising and growth-oriented transactions provides the Board with perspective on the Company’s strategies to grow its business.

Name	Director Class	Director Since	Age	Principal Occupation and Business Experience During Past Five Years and Other Directorships

Theodore S. Green	I	2010	57

Mr. Green was appointed as the Company’s Chairman of the Board and Chief Executive Officer effective January 8, 2010. Since 2007, Mr. Green has served as a director of China MediaExpress, a publicly traded company that operates the largest television advertising network on inter-city express buses in China. The company is a successor to TM Entertainment and Media, Inc., a company for whom Mr. Green served as Chairman and Co-CEO from 2007 to 2009. From 2003 to 2006, Mr. Green was the CEO and Co-Owner of Anchor Bay Entertainment, a home entertainment and production company, which at the time was a subsidiary of IDT Entertainment, Inc, a production company that focused on the production, marketing and distribution of various media. Mr. Green began serving as CEO upon the acquisition of Anchor Bay from The Handleman Company. Prior to that, in 2001, Mr. Green established Greenlight Consulting Inc., a project-based consulting practice focused on the media and entertainment industry. Greenlight Consulting’s clients include Sony Music and Vivendi-Universal as well as numerous other regional media organizations. Prior to founding Greenlight Consulting, in 2000, Mr. Green was President and Chief Operating Officer of MaMaMedia, Inc., an Internet company that created activity-based learning products for children and their families. From 1992 to 2000, Mr. Green was the founder and President of Sony Wonder, the division of Sony BMG Music Entertainment responsible for the production and distribution of media geared toward youthful audiences and also for all home video distribution. Beginning in 1989, Mr. Green was the Executive Vice President of Administration and Operations for ATCO Records, a music industry label co-owned with The Warner Music Group. From 1982 until 1989, Mr. Green served as the Senior Vice President of Polygram Records, overseeing the Business Affairs and Music Publishing divisions of the company. Mr. Green’s career in the entertainment industry began first in the legal department and thereafter as the Director of Business Affairs for CBS Records. Prior to that Mr. Green practiced general entertainment law at the firm of Moses Singer. Mr. Green’s broad and deep experience in various segments of the entertainment industry, together with his perspective as our Chief Executive Officer, provides the Board with unique insight and direct access to strategic and operational information about the Company.

John W. Hyde	II	2010	69

Mr. Hyde was appointed as the Company’s Vice Chairman on January 8, 2010. Mr. Hyde has served as CEO of Rehab Incorporated since 2007. Mr. Hyde founded and has been an officer of Producers Sales Organization (or PSO) since 1982. PSO and its recently formed affiliate company, Rehab Incorporated, are diversified entertainment, consulting, production, financing and distribution companies. Mr. Hyde currently has in development Short Circuit for The Weinstein Company and Flight of the Navigator for Disney. Since October 2007, Mr. Hyde has served as Vice Chairman of The Jim Henson Company, creator of The Muppets and a family entertainment company, where he is responsible for strategic planning, new media and business development. From 2007 to 2008, Mr. Hyde served as the Vice Chairman of Starz Media, a film and television production and distribution company, where he was responsible for integrating the IDT Entertainment operations into the Starz group of companies. From 2003 to 2006, Mr. Hyde was the COO of IDT Entertainment and CEO of IDTE Productions and New Ark Entertainment. In those roles, Mr. Hyde oversaw all of IDT Entertainment’s operations. From 2000 to 2006, Mr. Hyde was the CEO of Film Roman and was responsible for running the animation company producing The Simpsons, King of the Hill, Hellboy: Animated, Eloise, and Wow! Wow! Wubbzy! Mr. Hyde’s entertainment development and management experience, strategic planning background and overall

Name	Director Class	Director Since	Age	Principal Occupation and Business Experience During Past Five Years and Other Directorships

				familiarity with the film and television industry provide the Board with greater insight into potential growth opportunities.

Mary J. George	III	2010	60

Ms. George currently serves as Vice Chairman of Bell Automotive Products, Inc., as well as on the boards of the private companies Oreck Corporation and 3-Day Blinds. Ms. George previously served as the Chairman of Bell Sports from 2001 to 2005, its Chief Executive Officer from 1998 to 2000 and its Chief Operating Officer from 1994 to 1997. Prior to joining Bell Sports, Ms. George was the Chief Operating Officer of Denar Corporation. She received an MBA in Finance and Marketing from Xavier Institute, Jamshedpur, India. Ms. George’s experience in sales, marketing and general management in the consumer products industry, as well as success in the development of internationally renowned branded products, provides the Board with greater insight in the areas of product branding and strategic growth in the consumer products industry.

Marshall A. Heinberg	III	2010	53

Mr. Heinberg has served since 2008 as the Head of the Investment Banking Department and as a Senior Managing Director of Oppenheimer & Co. Inc., an investment bank and full-service investment firm. He began his investment banking career in 1987 as an Associate in the Corporate Finance Division of Oppenheimer & Company, which was acquired by the Canadian Imperial Bank of Commerce (CIBC) in 1997. In 2001, Mr. Heinberg was named Head of CIBC’s U.S. Investment Banking Department. CIBC’s US Capital Markets Business was acquired by Oppenheimer & Co. Inc. in 2008. During his career, Mr. Heinberg has worked with many leading growth companies. Mr. Heinberg has held responsibility for various sectors including environmental, industrial growth, technology and telecommunications. His transaction experience includes public and private financings, exclusive sale and strategic advisory assignments. He has been a Non-Executive Director at Universal Biosensors Inc. since January 11, 2010. Mr. Heinberg graduated from the Wharton School of the University of Pennsylvania with honors, with a degree in economics, and received his law degree from Fordham Law School. Mr. Heinberg’s experience in public and private financing, strategic development and sales provides the Board with insight regarding financial matters and potential growth and investment opportunities.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors, which is elected by our stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders.  The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance.  The Board is not involved in operating details on a day-to-day basis.  The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Currently, Theodore S. Green serves as our Chairman and Chief Executive Officer.  The Board believes that a combined Chairman and Chief Executive Officer position fosters clear accountability, effective decision-making, and alignment on corporate strategy and provides the best form of leadership for the Company and the Board.  The Board also believes its administration of its risk oversight function, as discussed below, has not affected the Board’s leadership structure.  The Company does not have a lead independent director.

Director Independence

Although we are not currently listed on NASDAQ, we apply NASDAQ independence standards to our Board members.  Two of the five current Board members are considered “independent” by such standards.  Because of the JH Investors’ substantial ownership of our voting stock, we would be deemed a “controlled company” under NASDAQ listing rules and, as a result, a majority of our Board would not be required to be independent.

Our Board has reviewed the independence of our directors, including whether specified transactions or relationships exist currently, or existed during the past three years, between our directors, or certain family members or affiliates of our directors, and Image and our subsidiaries (which were merged into Image on June 30, 2010), certain other affiliates, or our independent registered public accounting firm.  In the review, the Board considered the receipt of indirect fees by the Haber Corporation, of which former Board member Gary Haber is a principal, from certain Image content providers based upon a percentage of royalty payments to such content providers by Image.  In addition, the affiliation of former Board member Martin W. Greenwald with EIM Capital Management, which provides consulting services to Image, was considered.  Further, the affiliations of former Board member David Coriat with Slaight Communications, formerly a greater than 5% beneficial owner of Image, were considered.  These relationships and affiliations with Messrs. Haber, Greenwald and Coriat are further described under “Certain Relationships and Transactions with Related Persons,” below.  As a result of the review, our Board has determined for fiscal year 2010 that David Coriat, Ira S. Epstein, Gary Haber, M. Trevenen Huxley and Robert J. McCloskey were “independent” as that term is used in NASDAQ Marketplace Rule 5605(a)(2).  Of our current directors, Ms. George and Mr. Heinberg are independent.  Mr. Green is our Chief Executive Officer, Mr. Hyde is our Vice Chairman, and Mr. Collins is employed by our controlling stockholder.  There are no family relationships among or between any of our directors, executive officers or key employees.

Committees of the Board and Attendance at Meetings

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval.  It also holds special meetings when an important matter requires Board action between scheduled meetings.  There were 24 regular and special Board meetings held during fiscal year 2010.  Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility.

Although the full Board considers our major decisions, the Board has established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee to more fully address certain areas of importance to Image.  The current charter of each committee (as amended in June 2010) may be found under “Corporate Governance” on our corporate website at the address http://www.image-entertainment.com/company/investors.asp.

The Board’s role in risk oversight includes receiving regular updates from management on areas of material risks and major Company strategies and initiatives.  While the Board is ultimately responsible for risk oversight, each of the Board committees assists in fulfilling these oversight responsibilities.  The Compensation Committee provides oversight of the Company’s pay policies and practices including risks associated with executive compensation.  The Audit Committee oversees management of financial risks.  The Nominations and Governance Committee manages risks associated with corporate governance, including the independence of Board members and Board composition.

For fiscal year 2010 until the Closing, our Audit Committee was composed of Messrs. Epstein, Haber (Chairman) and McCloskey who replaced Mr. Coriat (who resigned in November 2009), our Compensation Committee was composed of Messrs. Epstein and McCloskey (Chairman), and our Nominations and Governance Committee was composed of Messrs. McCloskey and Coriat (Chairman).  Our Board determined that each of these committee members was an independent director, and the Audit Committee members met the independence requirements of the US Securities and Exchange Commission (or the SEC) and NASDAQ.

Following the Closing, our Board did not have separate Audit, Compensation and Nominations and Governance Committees, and the full Board acted in the capacity of all three committees until the appointment of independent directors to our Board.  At its August 5, 2010 meeting, the Board appointed directors to the three committees as follows:

Audit Committee:   Ms. George, Messrs. Collins, Green, Hyde (Chairman) and Heinberg

Compensation Committee:   Ms. George (Chairman) and Mr. Heinberg

Nominations and Governance Committee:   Messrs. Collins (Chairman) and Green

Because we are not listed on NASDAQ or the New York Stock Exchange, we are not required to have an Audit Committee consisting solely of independent directors, and so our full Board acts as the Audit Committee.  Similarly, because we are not currently subject to NASDAQ independence requirements, we have composed our Nominations and Governance Committee based on considerations other than independence, and the members of this committee are not independent.  Our Compensation Committee consists solely of independent directors.  Our Board determined that each of Ms. George and Mr. Hyde qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (or the Exchange Act).

Audit Committee.   As provided in the Audit Committee’s charter, the Audit Committee’s primary functions are to:

(1)   monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance,

(2)   select our independent auditors and monitor the independence and performance of our independent auditors and internal auditing department, and

(3)   provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.

During fiscal year 2010, the Audit Committee held a total of 5 meetings.

Compensation Committee.   The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers.  In addition, the Compensation Committee administers our equity incentive plans.

The Compensation Committee did not engage the services of a compensation consultant in fiscal year 2010.  The Compensation Committee expects that in future determinations of executive officer compensation it will consider the recommendations of our Chief Executive Officer and other management personnel as appropriate.  However, the executive compensation for our current executive officers was established pursuant to employment agreements negotiated directly between Messrs. Collins and John, the non-employee directors then serving, and the executive officers.

During fiscal year 2010, the Compensation Committee did not meet apart from the full Board.

Nominations and Governance Committee.   This committee’s primary function is to review and recommend our potential director candidates and corporate governance matters.  The charter of the Nominations and Governance Committee states that the committee will consider Board candidates recommended for consideration by our stockholders, provided the stockholders present information regarding candidates as required by the charter or reasonably requested by us within the timeframe prescribed in the Company’s Bylaws, and other applicable rules and regulations (including Regulation 14A under the Exchange Act).  Recommendation materials are required to be sent to the committee, c/o Patrick Collins, at our corporate address.  There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for the members of our Board to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us.  The Nominations and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board.  Although the Nominations and Governance Committee does not have a formal policy with respect to diversity, our director selection guidelines include a statement that the Board should consider diversity and other factors including industry knowledge, leadership qualities, decision-making abilities and public company board and committee experience. The director selection guidelines are further described in Exhibit A to the Nominations and Governance Committee’s charter.

The Nominations and Governance Committee considers director candidates that are suggested by members of the Board, as well as management and stockholders.  Although it has not previously done so, the committee may also retain a third-party executive search firm to identify candidates.  The process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviewing the candidate and others (as schedules permit), meeting to consider and approve the candidate and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates.  The committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.

During fiscal year 2010, the Nominations and Governance Committee did not meet apart from the full Board.

Annual Meeting Attendance.   We have adopted a policy encouraging attendance by the Board, if practicable and time permits, at our stockholder annual meetings, either in person, by telephone or by other similar means of live communication including video conference or webcast.  Three of our directors attended our last Annual Meeting of Stockholders held on October 17, 2008.

Executive Sessions of Non-Management Directors.   Our non-management directors meet in executive sessions on an as needed basis.

Communications with Directors.   Stockholders may communicate with the Board or with one or more individual members of the Board by writing Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA 91311, Attention: Corporate Secretary.  As appropriate, communications received from stockholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication.  The Board has authorized the Secretary, in his discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings.  In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

Code of Ethics and Governance Guidelines

Our Board has adopted a Code of Ethics Policy which is applicable to all employees, including our principal executive officer and principal financial and accounting officer, and other applicable persons.  Copies of our Code of Ethics Policy, as well as our Insider Trading Policy, Corporate Governance Guidelines, the written Charters for our Audit, Compensation, and Nominations and Governance Committees, as well as periodic and current reports filed with the SEC are available on the “Investors” section of our website, http://www.image-entertainment.com/company/investors.asp, and are available in print to any stockholder upon request.  Amendments and waivers, if any, will be disclosed on the Investors section of our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 17, 2010, with respect to the beneficial ownership of shares of our Common Stock owned by (i) each person, who, to our knowledge based on Schedules 13G or 13D filed with the SEC, is the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each person who is currently a director or director nominee, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all of our current directors and executive officers as a group.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock (2)

JH Evergreen Management, LLC (3)	209,219,400	77.01%
Portside Growth and Opportunity Fund (4)	9,878,215	4.15%
Theodore S. Green (5)	8,948,500	3.89%
John W. Hyde (6)	7,599,850	3.31%
John P. Avagliano (7)	3,576,400	1.56%
Rick Eiberg (8)	62,500	*
Bill Bromiley (9)	50,000	*
Jeff M. Framer	18,781	*
Patrick M. Collins	—	—
Mary J. George	100,000	—
Marshall A. Heinberg	100,000	—
All current directors and executive officers as a group (6 persons)	20,324,750	8.13%

*	Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules. For the number of shares beneficially owned by each of JH Evergreen Management, LLC (or JH Evergreen Management) and Portside Growth and Opportunity Fund, we rely on each such stockholder’s statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act, as described in the footnotes below. Except as indicated by footnote below, each person named reportedly has sole voting and investment powers with respect to the Common Stock beneficially owned by that person, subject to applicable community property and similar laws. Except as indicated by footnote below, each owner’s mailing address is c/o Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311.

(2)

On September 17, 2010, there were 27,745,788 shares of our Common Stock outstanding. The percentage of the Common Stock beneficially owned by each named reporting person (and the directors and executive officers as a group) is reported assuming full conversion of all outstanding Series C Preferred Stock into shares of Common Stock (202,066,600 shares). Common Stock not outstanding but which underlies options and rights (including purchase rights and warrants) vested or convertible as of, or vesting or convertible within, 60 days after September 17, 2010, is deemed to be outstanding for the purpose of computing the percentage of the Common Stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose. If beneficial ownership was calculated with only the beneficial amounts pertaining to the holder, the percentages reported would be 88.29% for JH Evergreen Management, 27.62% for Portside Growth and Opportunity Fund, 24.39% for Mr. Green, 21.50% for PSO/Mr. Hyde, and 11.42% for Mr. Avagliano.

(3)

Information presented is based on a Schedule 13D filed with the SEC on July 21, 2010 by JH Evergreen Management, JH Evergreen, JH Investment Partners III, LP (or JHIP III), JH Investment Partners GP Fund III, LLC (or JHIP GP III) and John C. Hansen. The mailing address of JH Evergreen Management is 451 Jackson Street, San Francisco, CA 94111-1615. Assumes full conversion of Series C Preferred Stock held and purchase rights for additional shares of Series C Preferred Stock into 209,219,400 shares of Common Stock. The Series C Preferred Stock held will automatically convert into shares of Common Stock when there are sufficient authorized but unissued shares of Common Stock to effect the conversion in full of the Series C Preferred Stock after taking into account shares reserved for issuance upon exercise of outstanding rights, warrants and options and upon conversion of outstanding securities. According to the Schedule 13D, JH Evergreen Management and Mr. Hansen each reported beneficial ownership of 209,219,400 shares of Common Stock, of which each reported sole voting and dispositive power. JH Evergreen reported beneficial ownership of 178,201,702 shares of Common Stock, of which it had sole voting and dispositive power. JHIP III reported beneficial ownership of 21,254,607 shares of Common Stock, of which it had sole voting and dispositive power. JHIP GP III reported beneficial ownership of 9,763,091 shares of Common Stock, of which it had sole voting and dispositive power. Mr. Hansen disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)

Information presented is based on a Schedule 13G filed on January 15, 2010 with the SEC by Portside Growth and Opportunity Fund (or Portside). The mailing address of Portside is c/o Citco Fund Services (Cayman Islands) Limited, Regatta Office Park, Windward 1, 2nd Floor, PO Box 31106, Grand Cayman KY1-1205, Cayman Islands and that of the other parties reporting on the Schedule 13G is 599 Lexington Avenue, 20th Floor, New York, NY 10022. Pursuant to the Schedule 13G filing, the shares of Common Stock listed in the table as beneficially owned by Portside may also be deemed to be beneficially owned by Ramius LLC (or Ramius), Cowen Group, Inc., RCG Holdings LLC, C4S & Co., L.L.C. (or C4S), Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon and Thomas W. Strauss. Each of Ramius, C4S and Messrs. Cohen, Stark, Solomon and Strauss disclaims beneficial ownership of the shares beneficially owned by Portside. Includes warrants to purchase 8,018,868 shares of Common Stock.

(5)	Includes Series C Preferred Stock assumed to be converted into 8,941,000 shares of Common Stock.

(6)	Mr. Hyde holds shares through PSO, his wholly owned consulting business. Includes Series C Preferred Stock assumed to be converted into 7,599,850 shares of Common Stock.

(7)	Includes Series C Preferred Stock assumed to be converted into 3,576,400 shares of Common Stock.

(8)	Includes vested options to purchase 62,500 shares of Common Stock.

(9)	Includes vested options to purchase 50,000 shares of Common Stock.

Please refer to the discussion of the Stockholders’ Agreement in “Certain Relationships and Transactions with Related Persons” below.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Image’s directors and executive officers and the beneficial holders of more than 10% of a registered class of Image’s equity securities to file initial reports of ownership and changes in ownership of Common Stock and other equity securities of Image with the SEC.  Based solely on our records and written representations from certain of these persons, we believe that during fiscal year 2010 all applicable Section 16(a) filing requirements were met, with the following exception:  JH Evergreen Management, John Hansen and JH Evergreen, who are beneficial owners of more than 10% of the Common Stock, assuming conversion of the Series C Preferred Stock into shares of Common Stock, filed their Form 3s and Form 4s on July 19, 2010.  The transactions reported occurred on January 8, 2010 and April 14, 2010, respectively, and accordingly, the Section 16(a) filing requirements do not appear to have been timely met.  The Forms 4 for the April 14, 2010 transactions reported sales of shares of Series B Preferred Stock and Series C Preferred Stock by the JH Investors to each of Theodore S. Green, John Avagliano, Ray Gagnon and PSO, John Hyde’s wholly owned consulting business.  In addition, Forms 3 for directors Mary J. George and Marshall A. Heinberg were filed on August 17, 2010, one day after their due date.

EXECUTIVE OFFICERS

Executive Officers

The following table sets forth the name, age and position of each of our executive officers as of September 17, 2010.

Name	Age	Position

Executive Officers*
Theodore S. Green	57	Chief Executive Officer and Chairman of the Board
John P. Avagliano	54	Chief Operating Officer/Chief Financial Officer
John W. Hyde	69	Vice Chairman

*      Executive Officers were appointed effective January 8, 2010.

Messrs. Green and Hyde.  Biographical information for Messrs. Green and Hyde is set forth above under “Proposal 1:  Election of Directors.”

Mr. Avagliano.  From 2004 to 2009, Mr. Avagliano was President of Britannia Holdings, providing strategic and financial management services to the film, music, video and apparel industries.  Clients of Britannia Holdings included Live Nation Entertainment, Ticketmaster Entertainment, Frontline Management, Palm Pictures (an integrated film and music company founded by Chris Blackwell, the former Chairman of Island Records), CAK Entertainment (a joint venture music publishing company funded by GTCR, a private equity firm based in Chicago), Menichetti, Ltd. (a high-end apparel manufacturer/distributor), Pacific Connections, Inc. (a mass market apparel and accessory distributor) and DIC Entertainment.  From 1999 to 2004, Mr. Avagliano worked in various positions for Time Warner Inc.  From 2001 to 2004, Mr. Avagliano worked for Warner Music Group as SVP of Financial Operations, where he was responsible for financial oversight of the global manufacturing, distribution and print businesses, worldwide financial planning and analysis, U.S. advertising procurement, real estate management, office services support and U.S. purchasing activities.  From 1999 to 2001, Mr. Avagliano was CFO of Warner Home Entertainment, the leading global manufacturer and distributor of DVD and VHS products, where he was responsible for managing the overall finance function, leading negotiations in acquiring and distributing independent theatrical and TV content and managing the Video-On-Demand activities as related to the Warner Bros. film release schedule.  Previously Mr. Avagliano was employed at companies such as Revlon, Playtex Products, Avon, Sanofi Beaute and PolyGram Distribution.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Our policy on related-person transactions is included in our revised Code of Conduct, which has been reviewed and approved by the Board effective as of June 19, 2007.  Our policy states that each executive officer, director or nominee for director will disclose to the Audit Committee of the Board the following information regarding a related-person transaction for review, approval or ratification by the Audit Committee:  (i) the name of the related-person (as defined by Item 404(a) of Regulation S-K under the Exchange Act), and if he or she is an immediate family member of an executive officer, director or nominee for director, the nature of such relationship; (ii) the related-person’s interest in the transaction; (iii) the approximate dollar value of the amount involved in the transaction; (iv) the approximate dollar value of the amount of the related-person’s interest in the transaction; and (v) in the case of indebtedness, the largest total amount of principal outstanding since the beginning of our last fiscal year, the amount of principal outstanding as of the latest practicable date, the amount of principal paid since the beginning of our last fiscal year, and the rate or amount of interest payable on the indebtedness.

The Audit Committee’s decision whether or not to approve or ratify the related-person transaction is made in light of its determination as to whether consummation of the transaction is believed by the Audit Committee to not be or not have been contrary to our best interests.  The Audit Committee may take into account the effect of a director’s related-person transaction on such person’s status as an independent member of our Board and eligibility to serve on Board committees under SEC and stock exchange rules.

The January 8, 2010 JH Transaction resulted in a variety of related-person transactions with the JH Investors, which became the holders of approximately 88.6% of our post-transaction outstanding voting power (after subsequent transactions involving our capital stock, the JH Investors owned approximately 77% of outstanding voting power as of September 17, 2010).  These related-person transactions included payment to the Investor Representative of a $1 million transaction fee, akin to an investment banking fee, and reimbursement of $650,000 of the JH Investors’ expenses and payment of other transaction-related expenses.  Pursuant to the SPA, we agreed to pay the Investor Representative or its designee a management fee of $300,000 on each of December 31, 2010 and December 31, 2011.

Pursuant to the SPA, we also granted the Purchase Right, currently exercisable with respect to the remaining tranche of 3,700 shares of Series B Preferred Stock and 33,081.7 shares of Series C Preferred Stock until 5:00 p.m., Pacific time, on the date that is 360 days after January 8, 2010, in whole or in part and in one or more instances.

Pursuant to the SPA, the JH Investors initially provided to Wachovia Capital Finance Corporation (Western), a Wells Fargo Company (or Wachovia), a $5.0 million irrevocable standby letter of credit for 90 days, which has been extended through August 6, 2011, as credit support for our revolving line of credit.

On January 8, 2010, in connection with the Closing, we entered into a Registration Rights Agreement (or RRA) with the JH Investors.  Pursuant to the RRA, we agreed to register under the Securities Act of 1933 the shares of Common Stock issuable upon conversion of the Series C Preferred Stock under certain circumstances.  In connection with the execution of the SPA and RRA, the rights agreement providing for preferred stock purchase rights for our stockholders was terminated pursuant to its terms.  As a result of the termination of the rights agreement, the holders of the preferred stock purchase rights issued pursuant to the rights agreement are no longer entitled to the rights set forth in the rights agreement.

On April 14, 2010, Theodore S. Green, John Avagliano, Ray Gagnon and PSO, John Hyde’s subsidiary, purchased shares of the Company’s Series B Preferred Stock and Series C Preferred Stock from the JH Investors.  Mr. Green purchased 1,000 shares of Series B Preferred Stock and 8,941 shares of Series C Preferred Stock for an aggregate purchase price of $1,029,589.04, Mr. Avagliano purchased 400 shares of Series B Preferred Stock and 3,576.4 shares of Series C Preferred Stock for an aggregate purchase price of $411,835.62, Mr. Gagnon purchased 50 shares of Series B Preferred Stock and 447.05 shares of Series C Preferred Stock for an aggregate purchase price of $51,479.452 and PSO purchased 850 shares of Series B Preferred Stock and 7,599.85 shares of Series C Preferred Stock for an aggregate purchase price of $875,150.69.

On April 14, 2010, in connection with this transaction, the JH Investors entered into a Stockholders’ Agreement (or the Stockholders’ Agreement) with Image, Messrs. Green, Avagliano and Gagnon, and PSO.  Messrs. Green, Avagliano and Gagnon, and PSO are referred to herein as the Management Stockholders, and the Management Stockholders and the JH Investors are referred to herein as the Stockholders.  In addition to imposing customary transfer restrictions on Company capital stock held by the Stockholders, the Stockholders’ Agreement includes agreements among the Stockholders regarding tag-along rights, whereby Stockholders have the right to participate in sales of the Company’s capital stock by other Stockholders, subject to specified exceptions.

The Stockholders’ Agreement also includes customary drag-along rights, which provide that if the holders of at least a majority of the Common Stock (on a fully diluted basis) elect to consummate a transaction or series of transactions resulting in the sale of at least a majority of the Common Stock (on a fully diluted basis) or assets, each other Stockholder shall take all action necessary to consummate such transaction or transactions.  Furthermore, the JH Investors agreed to vote in favor of the 2010 Equity Incentive Award Plan, pursuant to which the Management Stockholders will receive stock options and restricted stock awards, subject to and following stockholder approval of the plan.

In addition, the Stockholders’ Agreement gives the Company a call option on capital stock and vested options held by each of the Management Stockholders, exercisable within 90 days of the termination of employment or consulting engagement of the Management Stockholder.  The exercise price of the call option is based on the fair market value of the underlying shares, except in the case of termination for “cause,” in which case shares underlying equity compensation awards may be purchased at the original acquisition price, if lower.  The call option is assignable by the Company to the other Stockholders.

Gary Haber, a former member of our Board and principal of Haber Corporation, manages artists, some of whom are among Image’s content providers.  Haber Corporation receives fees from certain of these content providers based upon a percentage of royalty payments paid to such content providers by Image.  Image’s royalty payments to these content suppliers are based upon a contractual percentage of net revenues derived from the distribution of the content suppliers’ entertainment programming.  The royalties paid to these content suppliers in consideration for the distribution of their content, in the opinion of management, is fair and reasonable, and is on terms no less favorable than terms generally available to other third-party content suppliers under the same or similar circumstances.

David Coriat, a former member of our Board, currently serves as Executive Vice President of Slaight Communications Inc. (or Slaight Communications).  Slaight Communications (formerly Standard Broadcasting Corporation Limited, once the largest privately owned multi-media company in Canada and then-owner of our exclusive content distributor in Canada) currently holds 270,198 shares of our Common Stock.

John Hyde, our Vice Chairman, owns PSO, which is one of Image’s content providers.  PSO receives royalty payments based upon a contractual percentage of net revenues derived from the distribution of the entertainment programming licensed.  The royalties paid in consideration for the content distribution, in the opinion of management, is fair and reasonable, and is on terms no less favorable than terms generally available to other third party content suppliers under the same or similar circumstances.  The amount of royalties earned was $25,965 for fiscal 2010 and $574,463 for fiscal 2009, which was prior to Mr. Hyde’s joining the Company.

On April 1, 2009, we entered into a consulting agreement (or Consulting Agreement) with EIM Capital Management, Inc. (or EIM), an entity wholly owned and managed by Martin W. Greenwald, the then-Chairman of our Board of Directors.  Under the Consulting Agreement, EIM received a monthly fee of $35,000 in return for certain strategic consulting services provided to Image by Mr. Greenwald on a non-exclusive basis.  In addition to the payment of a monthly fee, we agreed to reimburse Mr. Greenwald for out-of-pocket expenses reasonably incurred in connection with Mr. Greenwald’s services to Image.  Mr. Greenwald was also provided the use of an Image company car from April 1, 2009 until May 31, 2009.  Mr. Greenwald received as All Other Compensation (as reported in the Director Compensation Table) the consulting fee from April 1, 2009 through the end of the Consulting Agreement term on July 31, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2010

The following table sets forth compensation paid to those persons who served as our principal executive officer and our other most highly compensated executive officers for fiscal year 2010 and, where applicable, fiscal year 2009 (collectively, the Named Executive Officers).  The fiscal years reported below ended on March 31, 2010 and March 31, 2009, respectively.

Name & Principal Position	Fiscal Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Current Executive Officers (3)
Theodore S. Green	2010	$66,923	$—	$—	$66,923
Chief Executive Officer and Chairman

John P. Avagliano	2010	66,923	—	18,733	85,656
Chief Operating Officer and Chief Financial Officer

John W. Hyde (4)	2010	—	—	66,923	66,923
Vice Chairman

Former Executive Officers
Jeff M. Framer (5)	2010	390,769	42,077	726,772	1,159,618
Former President and Acting Chief Financial Officer	2009	350,000	24,612	36,683	411,295

Bill V. Bromiley (6)	2010	375,000	30,055	39,720	444,775
Chief Acquisitions Officer	2009	350,000	24,612	43,323	417,935

Rick Eiberg (6)	2010	300,000	30,055	39,858	369,913
Executive Vice President, Operations (formerly Chief Operating Officer)	2009	250,000	18,459	39,255	307,714

(1)    Amount represents the grant date fair value for stock options granted in the fiscal year indicated calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or FASB ASC Topic 718).  Refer to Note 1 and Note 13 in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K/A for the year ended March 31, 2010 (or the 2010 10-K) for the relevant assumptions used to determine the valuation of our stock options.  Mr. Framer’s options were subsequently terminated on June 23, 2010 in accordance with the terms of the plans under which they were granted.

(2)    Fiscal year 2010 includes:

(a)   Medical and dental insurance premiums and related payments in excess of those provided to other employees of $22,589 for each of Messrs. Framer, Bromiley and Eiberg.

(b)  Auto allowances paid of $12,116 for Mr. Framer, $12,692 for Mr. Bromiley and $12,600 for Mr. Eiberg.

(c)   Our contributions to a 401(k) plan of $4,515 for Mr. Framer, $4,439 for Mr. Bromiley and $4,669 for Mr. Eiberg.

(d)  For Mr. Framer, includes (i) severance amount of $626,013, of which $612,308 is for salary continuation through September 30, 2011, and $13,705 is for COBRA coverage through September 30, 2010, and (ii) $61,539 in accrued vacation paid in cash.

(e)   For Mr. Avagliano, includes reimbursable commuting expenses of $18,733.

(3)    All current executive officers were appointed to their positions effective January 8, 2010.  The Company does not currently have the position of President.

(4)    Mr. Hyde provides all services to the Company through PSO, his wholly owned consulting business.

(5)    Mr. Framer was removed as an executive officer effective January 8, 2010, and his employment terminated effective March 23, 2010.

(6)    Messrs. Bromiley and Eiberg were promoted to executive officers effective April 1, 2008.  Mr. Eiberg served as Executive Vice President, Operations and Chief Technology Officer from April 1, 2008 until his appointment to the position of Chief Operating Officer effective March 12, 2009.  On January 8, 2010, in connection with the change of control transaction with the JH Investors, Messrs. Bromiley and Eiberg were no longer considered executive officers, and Mr. Eiberg resumed the position of Executive Vice President, Operations.

Employment Agreements

We entered into employment agreements with each of Messrs. Green and Avagliano and entered into a consulting agreement with Mr. Hyde and his wholly owned consulting business, PSO, effective as of April 14, 2010, each for a term of three years.  The terms of these agreements are summarized under the heading “Fiscal 2011 Agreements” below.  We entered into employment agreements with Messrs. Framer, Bromiley and Eiberg as of March 31, 2009, each for a term of two years.  The terms of these agreements are summarized under the heading “Fiscal 2010 Agreements” below.  Mr. Framer terminated employment with us on March 23, 2010.

Fiscal 2011 Agreements

Term.   Each of the agreements with Messrs. Green, Avagliano and Hyde is for a term of three years beginning April 14, 2010, and, subject to advance-notice termination provisions, renews automatically for successive one-year terms.

Base Compensation.   Annual base salaries or consulting fees for the fiscal year ending March 31, 2010 for Messrs. Green, Avagliano and Hyde were $300,000, respectively.

General Terms

Each executive officer will be eligible for an annual cash bonus targeted at 50% of base compensation, subject to the Company achieving specified earnings before interest, taxes, depreciation and amortization (or EBITDA) goals, with partial bonus eligibility if at least 85% of the applicable goal is achieved.  In the case of Mr. Avagliano, this bonus is guaranteed to be at least $50,000 for the year ending March 31, 2011.  For the fiscal year ending March 31, 2011, the EBITDA goal is $10.3 million, subject to reasonable adjustment in the event of any material acquisition of a company or business by the Company.

Each executive officer will be entitled to specified severance benefits, subject to execution of a customary general release of claims, if his employment or consulting engagement is terminated without “cause” or he terminates his employment or consulting engagement for “good reason,” including:  (i) a payment equal to 12 months of salary or consulting fees, as applicable, and a pro rata bonus; (ii) in the case of Messrs. Green and Avagliano, continuation of healthcare benefits for 12 months; and (iii) in the case of Mr. Avagliano, reimbursement for relocation expenses actually incurred by Mr. Avagliano on or six months prior to termination of employment (up to an aggregate cap of $120,000 and a tax gross-up cap on any such amounts of $75,000).

For purposes of the agreements, “cause” generally means an executive officer’s (i) conviction of a felony or of any crime involving moral turpitude, dishonesty, fraud, embezzlement, theft or misrepresentation; (ii) gross neglect or gross misconduct in connection with the performance of the executive officer’s duties (other than due to the executive officer’s physical or mental illness); (iii) material breach of the employment or consulting agreement, the Company’s proprietary information agreement or certain other Company material policies, rules and regulations; or (iv) willful engagement in any other conduct that involves a material breach of a fiduciary obligation or that would reasonably be expected to have a material and adverse economic effect upon the Company and its subsidiaries, subject to certain notice and opportunity to cure provisions set forth in the agreements.

For purposes of the agreements, “good reason” generally means (i) a material diminution in the executive officer’s salary; (ii) a material diminution in the executive officer’s authority, duties or responsibilities, including a material adverse change in the executive officer’s reporting relationships; (iii) a material breach of the employment or consulting agreement by the Company; (iv) the failure of the Company to issue certain equity awards to the executive officer by November 30, 2010; or (v) except for Mr. Green, requiring the executive officer to change the principal location of his employment or engagement outside the Los Angeles, California area, subject to certain notice and opportunity to cure provisions set forth in the agreements.  Mr. Green’s employment agreement also provides that “good reason” means (x) the failure of the Company or its stockholders to reelect or to reappoint him as Chairman of the Board, unless cause for removal exists, or (y) the appointment of a co-chairman of the Board.  Mr. Hyde’s consulting agreement also provides that “good reason” means the termination of employment of Mr. Green.

Messrs. Green and Avagliano will be reimbursed for expenses related to commuting from New York to Los Angeles, including the cost of business class air travel exceeding three hours, temporary housing and auto use.

Mr. Avagliano will be reimbursed for reasonable expenses, not to exceed $120,000, related to relocation of his home and family from New York to Los Angeles, as well as a tax gross-up for income taxes arising from such reimbursement, not to exceed $75,000.

Each executive officer will receive a tax gross-up to the extent that payments under the employment or consulting agreements are “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended (or the Code), and subject to an excise tax under Section 4999 of the Code, subject to specified limitations, including an aggregate cap of $1 million on total gross-up payments to the executive officers under their employment and consulting agreements.

The agreements also contain non-competition and non-solicitation covenants and an agreement by the Company to reimburse the executive officers for reasonable legal fees incurred in connection with the employment agreements and related expenses.

Equity Awards.  The employment and consulting agreements contemplate the future issuance of stock options and restricted stock awards to the executive officers covering an aggregate of 34,621,411 shares of Common Stock (14,698,071 shares for awards to Mr. Green, 7,097,923 shares for awards to Mr. Avagliano and 12,825,417 shares for awards to

Mr. Hyde).  A portion of the awards will have time-based vesting with a four-year vesting schedule and a portion will have performance-based vesting linked to the Company’s achievement of specific stock prices.

Fiscal 2010 Agreements

Term.   Each of the agreements with Messrs. Framer, Bromiley and Eiberg is for a term of two years beginning March 31, 2009.

Base Salary.   Base salaries for the fiscal year ending March 31, 2010 for Messrs. Framer, Bromiley and Eiberg were $400,000, $375,000 and $300,000, respectively.

General Terms

Each of the agreements provides for, among other benefits, an annual car allowance of $12,600, participation in a Company bonus plan and a stock-based compensation plan, in each case at the sole discretion of the Compensation Committee.

The agreements include standard severance and termination provisions.  If an officer is terminated by us without “cause” or the officer terminates employment with us for “good reason” in accordance with the terms of the agreement, the officer would be entitled to receive (i) base salary through the end of the remaining employment term plus six months, (ii) any bonus earned but not paid for a prior period and (iii) continued medical and dental insurance coverage under COBRA for six months following termination, subject to the officer’s execution of a waiver and release agreement in each case.  If the officer is terminated by us for “cause,” the obligations of the Company with respect to salary and benefits would immediately terminate.  Upon expiration of the agreement’s two-year term, provided the term has not been mutually extended, an officer would be entitled to six months of base salary (without vacation accrual), any bonus earned but not paid for a prior period and six months of medical and dental insurance coverage under COBRA.

For purposes of the agreements, “cause” generally means an officer’s (i) fraud, dishonesty or felonious conduct or breach of fiduciary duty; (ii) willful misconduct or gross negligence in the performance of the officer’s duties; (iii) knowing or willful violation of any law, rule or regulation or other wrongful act that causes or is likely to cause harm, loss or disrepute to us; (iv) conviction of a felony or misdemeanor (with certain exceptions); (v) breach of any material provision of the agreement or other material agreement with us; or (vi) failure to comply with all relevant and material obligations, assumable and chargeable to the executive under the Sarbanes-Oxley Act.

For purposes of the agreements, “good reason” generally means any of the following events that occurs without an officer’s consent within twelve months of a “change in control”:  (i) a material diminution in the officer’s authority, duties or responsibilities with us; (ii) a change in the officer’s principal office location to a location farther from the officer’s home that is more than 35 miles from the officer’s current principal office location; (iii) a more than 10% reduction in base salary; or (iv) any material breach by us of the employment agreement.

For purposes of the agreements, “change in control” generally means the first to occur of any of the following events:  (i) any person becomes the beneficial owner of 50% or more of our securities entitled to vote in the election of directors, with certain exceptions; (ii) the incumbent directors (including certain nominees nominated or elected by incumbent directors) during any period of not more than twelve consecutive months during which we continue in existence cease to constitute at least a majority of the Board; (iii) the date on which any person acquires ownership of 30% or more of our securities entitled to vote in the election of directors; or (iv) the date on which any person acquires assets from us that exceed 50% of the total gross fair market value of our assets immediately before the acquisition, with certain exceptions.

Treatment of Stock Options upon a Change in Control

On January 8, 2010, the change of control transaction with the JH Investors accelerated the vesting of all then outstanding unvested options under the equity compensation plans.  Refer to Note 13, “Stockholders’ Equity,” in the Notes to Consolidated Financial Statements included in Item 8 of our 2010 10-K for further discussion.  Immediately following acceleration, all options under the 1998 Incentive Plan were terminated according to the provisions of the plan.  There are currently no unvested options under the remaining two plans, the 2004 Incentive Compensation Plan and the 2008 Stock Awards and Incentive Plan.

Under the 2004 Incentive Compensation Plan and the 2008 Stock Awards and Incentive Plan, if a change in control or termination of employment in connection with a change in control had occurred on March 31, 2010, none of the Named Executive Officers would have recognized any incremental compensation in connection with accelerated vesting of any options they held, based on the difference between the fair market value of our Common Stock of $0.22 on March 31, 2010 and the per share exercise price of the options.

Outstanding Equity Awards at Fiscal Year End 2010

All equity awards reported in the table below were granted under the 2008 Stock Awards and Incentive Plan or the 2004 Incentive Compensation Plan.  The table below generally sets forth the number of outstanding options that have not vested or that have not been exercised by the Named Executive Officers as of March 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date

Current Executive Officers
Theodore S. Green	—	—	$—

John P. Avagliano	—	—	—

John W. Hyde	—	—	—

Former Executive Officers
Jeff M. Framer (1)	84,000		3.80	9/21/2014	(2)
	40,000		5.00	9/21/2014	(2)
	70,000		0.86	4/28/2019	(3)

Bill V. Bromiley	50,000	—	0.86	4/28/2019	(3)

Rick Eiberg	12,500		3.80	9/21/2014	(2)
	50,000		0.86	4/28/2019	(3)

(1)            Mr. Framer’s vested options expired June 23, 2010, three months after he ceased being an executive officer and employee of the Company.

(2)            Stock option granted on September 22, 2004.  One-twentieth of the grant vested every three months beginning on December 22, 2004.

(3)            Stock option granted on April 29, 2009.  One-twelfth of the grant vested every three months beginning on July 29, 2009.  We accelerated the vesting of all unvested options on January 8, 2010 in connection with the JH Transaction.

DIRECTOR COMPENSATION

For fiscal 2010, our non-employee directors were each compensated $40,000 annually (paid quarterly), $2,000 for each meeting of the Board or a committee of the Board where in-person attendance was expected, and $1,000 for each Board or committee meeting where telephonic attendance was expected.  In addition, non-employee directors were reimbursed for reasonable travel expenses to attend Board or committee meetings.  There is no compensation to employee or affiliate directors.

For fiscal 2010, our non-employee directors were each granted a stock option to purchase 10,000 shares of our Common Stock.  The options were granted under our 2008 Stock Awards and Incentive Plan on April 29, 2009 and were scheduled to vest one year later on April 29, 2010, subject to continued service as a director until that date.  The options had an exercise price equal to the closing sales price of our Common Stock on the date of grant.

In connection with the transaction with the JH Investors, the directors listed below, other than Mr. Coriat, resigned from the Board effective January 8, 2010.  Mr. Coriat resigned from the Board on November 19, 2009.

Director Compensation Table for Fiscal Year 2010

The following table sets forth information regarding the compensation of our non-employee directors in fiscal year 2010:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

David Coriat	$43,435	$6,000	$—	$49,435
Ira S. Epstein	70,222	6,000	—	76,222
Martin W. Greenwald (3)	55,889	6,000	140,000	201,889
Gary Haber	69,222	6,000	—	75,222
M. Trevenen Huxley	55,889	6,000	—	61,889
Robert J. McCloskey	68,891	6,000	—	74,891

(1)    Cash compensation for Board and committee meeting attendance and quarterly service fee of $10,000, prorated for the applicable service period.

(2)    Amount represents the grant date fair value for option awards during fiscal year 2010 calculated in accordance with FASB ASC Topic 718.  Refer to Note 1 and Note 13 in the Notes to Consolidated Financial Statements included in Item 8 of our 2010 10-K for the assumptions used in determining such amounts.  The per share grant date fair value of the option to purchase 10,000 shares granted in fiscal year 2010, determined in accordance with FASB ASC Topic 718, was $0.60.

On November 19, 2009, Mr. Coriat resigned from the Board.  His 10,000 unvested options were forfeited.  His remaining 15,000 vested options expired in accordance with the terms of the plans under which they were granted.  On January 8, 2010, the then-current Board resigned in connection with the transaction with the JH Investors and the 10,000 unvested options for each then-current director were forfeited.  In addition, the outstanding options under the 1998 Incentive Plan terminated in connection with the change of control transaction in accordance with the terms of the plan.  On March 31, 2010, the non-employee directors held outstanding option awards for the following number of shares:  Mr. Epstein, 35,000; Mr. Greenwald, 200,000; Mr. Haber, 25,000; Mr. Huxley, 15,000; and Mr. McCloskey, 25,000.  Of Mr. Greenwald’s remaining outstanding options, all were granted in connection with his previous service as President and Chief Executive Officer.  All options held by non-employee directors expired in April 2010 in accordance with the terms of the plans under which they were granted.

(3)    On April 1, 2009, we entered into the Consulting Agreement with EIM, an entity wholly owned and managed by Martin W. Greenwald, the then-Chairman of our Board of Directors.  Under the Consulting Agreement, EIM received a monthly fee of $35,000 in return for certain strategic consulting services provided to Image by Mr. Greenwald on a non-exclusive basis.  In addition to the payment of a monthly fee, we agreed to reimburse Mr. Greenwald for out-of-pocket expenses reasonably incurred in connection with Mr. Greenwald’s services to Image.  Mr. Greenwald was also provided the use of an Image company car from April 1, 2009 until May 31, 2009.  Mr. Greenwald received as All Other Compensation (as reported in the Director Compensation Table) the consulting fee from April 1, 2009 through the end of the Consulting Agreement term on July 31, 2009.

PROPOSAL 2:  APPROVAL OF AMENDMENT TO THE CERTIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our Board has adopted and is submitting for stockholder approval an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 shares to permit the full conversion of the Series C Preferred Stock into shares of Common Stock, permit the reservation of shares under our proposed 2011 Equity Incentive Plan and provide available shares for other general corporate purposes.  Pursuant to the laws of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval.  The affected text of Article 4 of the Certificate of Incorporation as it is proposed to be amended to increase the authorized shares of Common Stock is attached to this proxy statement as Appendix A.

The Common Stock is not entitled to any preemptive rights.

Reasons for Increase

As of September 17, 2010, there were:

•                  100,000,000 shares of Common Stock authorized under our Certificate of Incorporation;

•                  27,745,788 shares of Common Stock outstanding; and

•                  an aggregate of 52,443,472 shares of Common Stock reserved for issuance (i) under our existing equity incentive arrangements and awards issued pursuant thereto, (ii) under outstanding warrants, and (iii) under our 2010 Equity Incentive Award Plan.

The Series C Preferred Stock is convertible, at the holder’s option, into shares of Common Stock at a ratio of 1,000 shares of Common Stock for each share of Series C Preferred Stock (subject to adjustment).  We will not issue any fractional shares of Common Stock upon conversion but will instead pay the holder the fair market value of the fractional share.  If at any time a holder of Series C Preferred Stock seeks to convert shares of Series C Preferred Stock and we do not have sufficient authorized but unissued shares of Common Stock available to effect such conversion, we must promptly (i) take all action within our control to cause a sufficient number of additional shares to be authorized and (ii) issue to the holder all of the shares of Common Stock that are available to effect such conversion.  The number of shares of Series C Preferred Stock sought to be converted that exceeds the amount that is then convertible into available shares of Common Stock will not be convertible until the date additional shares are authorized to permit such conversion.  The Series C Preferred Stock will automatically convert into shares of Common Stock when there are sufficient authorized but unissued shares of Common Stock to effect the conversion in full of the Series C Preferred Stock, after taking into account shares reserved for issuance upon exercise of outstanding rights, warrants and options and upon conversion of outstanding convertible securities.

As of September 17, 2010, the Company did not have sufficient authorized but unissued shares of Common Stock available to effect the conversion in full of the outstanding Series C Preferred Stock.  Further, no shares are currently reserved for issuance upon conversion of the Series C Preferred Stock.

Full conversion of the 202,066.6 outstanding shares of Series C Preferred Stock would result in the issuance of up to 202,066,600 shares of Common Stock.  In addition, exercise by the JH Investors of the remaining tranche of the Purchase Right would result in the issuance of 33,081.7 shares of Series C Preferred Stock convertible into 33,081,700 shares of Common Stock, for a total of 262,894,088 shares of Common Stock that would be outstanding following (1) the increase to our authorized Common Stock contemplated by this Proposal 2, (2) exercise by the JH Investors of the remaining tranche of the Purchase Right and (3) the resulting automatic conversion of the Series C Preferred Stock.

The SPA originally obligated us to use our reasonable best efforts to call and hold as promptly as reasonably practicable following the Closing a stockholder meeting to approve an amendment to the Certificate of Incorporation to, among other things, increase the number of authorized shares of the Common Stock so as to permit the conversion of the Series C Preferred Stock.  Although the JH Investors subsequently agreed to remove this express obligation from the SPA, approval of Proposal 2 will complete this aspect of the recapitalization contemplated by the JH Transaction.

The increase in our authorized Common Stock is also needed for other reasons related to our ongoing pursuit of our business strategy.  One is the adoption of our proposed 2011 Equity Incentive Plan, as contemplated by Proposal 5.  The 2011 Equity Incentive Plan is intended to provide incentives to our employees in the future.

Another business reason for the proposal is to make shares of Common Stock available for use in connection with strategic opportunities such as acquiring accretive businesses and entering into joint ventures and other creative partnering arrangements, or for capital-raising.  We believe the increase in authorized shares of Common Stock is desirable to provide maximum flexibility with respect to our ability to effect strategic transactions or augment our capital in the future.

The Company currently has no specific plans or understandings with respect to the issuance of any Common Stock except as described in this proxy statement.  Approval of the amendment to the Certificate of Incorporation would, in certain circumstances, permit such issuances to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction.  Unless required by applicable state law or stock exchange listing requirement, we do not currently expect to seek stockholder approval prior to the issuance of any of the additional authorized shares and any such issuances will be determined by the Board in its sole discretion.  Although the availability of additional shares of Common Stock provides flexibility in carrying out corporate purposes, the increase in the number of shares of authorized Common Stock could make it more difficult for a third party to acquire a majority of our outstanding voting stock and could also result in the issuance of a significant number of shares to one or more investors in transactions that may not require stockholder approval.

Effects of the Increase

If the stockholders approve Proposal 2, the Company will amend Article 4(a) of the Certificate of Incorporation to increase the number of authorized shares of Common Stock as described above.  If adopted by the stockholders, the increase will become effective on the filing and effectiveness of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

The following table shows, based on the number of shares outstanding as of September 17, 2010, the number of shares of Common Stock (1) authorized, (2) issued, (3) reserved but unissued and (4) authorized but unissued and unreserved in the following scenarios:

•                  if Proposals 2 and 3 are approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split), but Proposal 5 is not;

•                  if Proposals 2 and 5 are approved, but Proposal 3 is not;

•                  if Proposal 3 is approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split), but Proposals 2 and 5 are not; and

•                  if Proposals 2, 3 and 5 are all approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split).

Number of shares of Common Stock	If Proposals 2 and 3 are approved, but Proposal 5 is not		If Proposals 2 and 5 are approved, but Proposal 3 is not		If Proposal 3 is approved, but Proposals 2 and 5 are not		If Proposals 2, 3 and 5 are all approved

Authorized	16,666,667		500,000,000		3,333,333		16,666,667
Issued	7,660,413	(1)	229,812,388	(3)	924,860	(5)	7,660,413	(7)
Reserved but unissued	2,850,839	(2)	105,525,172	(4)	465,841	(6)	3,517,506	(8)
Authorized but unissued and unreserved	6,155,415		164,662,440		1,942,633		5,488,748

(1)    Includes 6,735,553 shares of Common Stock related to the automatic conversion of the Series C Preferred Stock.

(2)    Includes (a) 1,347,172 shares of Common Stock related to equity incentive plans and (b) 1,102,723 shares of Common Stock related to the JH Investors’ remaining tranche of the Purchase Right.

(3)    Includes 202,066,600 shares of Common Stock related to the automatic conversion of the Series C Preferred Stock.

(4)    Includes (a) 60,415,170 shares of Common Stock related to equity incentive plans and (b) 33,081,700 shares of Common Stock related to the JH Investors’ remaining tranche of the Purchase Right.

(5)    Includes no shares of Common Stock related to the automatic conversion of the Series C Preferred Stock.

(6)    Includes (a) 64,898 shares of Common Stock related to equity incentive plans and (b) no shares of Common Stock related to the JH Investors’ remaining tranche of the Purchase Right.

(7)    Includes 6,735,553 shares of Common Stock related to the automatic conversion of the Series C Preferred Stock.

(8)    Includes (a) 2,013,839 shares of Common Stock related to equity incentive plans and (b) 1,102,723 shares of Common Stock related to the JH Investors’ remaining tranche of the Purchase Right.

Possible Disadvantages of Stockholder Approval of the Increase

If Proposal 2 is approved and all outstanding Series C Preferred Stock convert into Common Stock, the substantial deemed dilution resulting from the JH Transaction will directly affect the outstanding Common Stock.  If the remaining Purchase Right is exercised and all Series C Preferred Stock is converted into Common Stock, 235,148,300 shares of Common Stock will be issued.  Based on the number of shares outstanding as of September 17, 2010, the 235,148,300 shares of Common Stock issuable upon conversion of the Series C Preferred Stock would represent approximately 89.45% of the post-conversion shares of Common Stock.  Accordingly, although current voting rights and relative ownership of our capital stock would be unaffected, our holders of Common Stock would own a smaller percentage of the outstanding Common Stock post-conversion.  In addition, the dilutive effect of the conversion of the Series C Preferred Stock may have a material adverse impact on the market price of the Common Stock.

The increase in the authorized number of shares of Common Stock not used for the conversion of the Series C Preferred Stock could have possible anti-takeover effects.  These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely.  The additional authorized shares, including the issuance of Common Stock upon the conversion of the Series C Preferred Stock, could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Advantages of Stockholder Approval of the Increase

Approval of the proposed increase of authorized Common Stock will permit full conversion of the Series C Preferred Stock as contemplated by the JH Transaction, which will simplify and clarify our capital structure.  The increase will also permit adoption of our proposed 2011 Equity Incentive Plan, as contemplated by Proposal 5, which will allow us to provide incentives to our employees in the future.  Finally, the availability of additional shares of Common Stock will give us maximum flexibility to pursue strategic opportunities such as acquiring accretive businesses and entering into joint ventures and other creative partnering arrangements, and to raise equity capital.  These advantages of approving this Proposal 2 will all serve to advance the goals of our business strategy.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such right.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 3:  APPROVAL OF AMENDMENT TO THE CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our Board has adopted and is submitting for stockholder approval an amendment to the Certificate of Incorporation to effect a reverse stock split at a reverse split ratio between 1-for-10 and 1-for-50, which ratio will be selected by the Board following stockholder approval of the Reverse Stock Split and prior to the time of filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.  Pursuant to the laws of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval.  The affected text of Article 4 of the Certificate of Incorporation as it is proposed to be amended to effect the Reverse Stock Split is attached to this proxy statement as Appendix B.

Upon receipt of stockholder approval, our Board, in its discretion, may elect at any time to effect any Reverse Stock Split ratio within the range set forth above, or none of them if the Board determines in its discretion not to proceed with the Reverse Stock Split.  We believe that the availability of a range of Reverse Stock Split ratios will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits to the Company and, therefore, our stockholders.  In determining which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider, among other things, factors such as:

•                  the historical trading price and trading volume of the Common Stock;

•                  the then-prevailing trading price and trading volume of the Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for the Common Stock;

•                  our ability to list the Common Stock on The NASDAQ Global Market or The NASDAQ Capital Market;

•                  which Reverse Stock Split ratio would result in the greatest overall reduction in our administrative costs; and

•                  prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

The Board believes that stockholders should authorize the Reverse Stock Split for the following reasons:

•                  Compliance with NASDAQ Listing Standards.   The Common Stock is currently quoted on the OTCQB under the symbol “DISK.”  Prior to February 3, 2010, the Common Stock was traded on The NASDAQ Global Market under the symbol “DISK.”  See “Background to the Proposals—NASDAQ Delisting” above.  The Board hopes that we can re-list the Common Stock on The NASDAQ Global Market or The NASDAQ Capital Market.  In order to re-list the Common Stock on either NASDAQ Market, we must have, among other things, a minimum bid price of $4.00 per share for the Common Stock.  On September 17, 2010, the closing price of the Common Stock on the OTCQB was $0.23.  The Board believes that the increase in the stock price that it expects to result from the Reverse Stock Split will help us satisfy the minimum bid price requirement in order to re-list the Common Stock on The NASDAQ Global Market or The NASDAQ Capital Market.  There can be no assurance that our stock price will increase to the level necessary for listing on The NASDAQ Global Market or The NASDAQ Capital Market, or that we will be successful in re-listing on either NASDAQ Market.

•                  Adjust for the Conversion of the Series C Preferred Stock.   In addition, and as described in more detail above, if Proposal 2 (Approval of Amendment to the Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock) is approved, all outstanding Series C Preferred Stock will convert automatically to Common Stock.  Based on shares of Common Stock and Series C Preferred Stock outstanding as of September 17, 2010, this would leave us with 229,812,388 shares of Common Stock outstanding.  This is a larger number of shares outstanding than is desirable for a company of our market capitalization and trading volume, and the Reverse Stock Split will adjust our shares of Common Stock outstanding to a more appropriate level.

•                  Increase in Eligible Investors.   The Reverse Stock Split would allow a broader range of institutions and other investors to invest in the Common Stock, such as funds that are prohibited from buying stocks whose price is below a certain threshold, potentially increasing trading volume and liquidity.

•                  Increased Broker Interest.   The Reverse Stock Split would help increase broker interest in the Common Stock as their policies can discourage them from recommending companies with lower stock prices.  Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.  Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher.

•                  Decreased Stock Price Volatility.   The Board believes that the increase in the stock price that it expects to result from the Reverse Stock Split could decrease stock price volatility, as small changes in the price of the Common Stock currently result in relatively large percentage changes in the stock price.

Possible Disadvantages of the Reverse Stock Split

The Board believes that the potential advantages of the Reverse Stock Split significantly outweigh any disadvantages that may result.  The following are possible disadvantages of the Reverse Stock Split:

The Reverse Stock Split may not increase the price of the Common Stock to the level necessary for listing on The NASDAQ Global Market or The NASDAQ Capital Market.  Although the Board expects that the Reverse Stock Split will result in an increase in the price of the Common Stock, the effect of the Reverse Stock Split cannot be predicted with certainty.  Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the stock price will increase to the level necessary for listing on The NASDAQ Global Market or The NASDAQ Capital Market following the Reverse Stock Split, or that the stock price will not decrease in the future.

The Reverse Stock Split may decrease the trading market for the Common Stock.   Because the Reverse Stock Split will reduce the number of shares of Common Stock available in the public market, the trading market for the Common Stock may be harmed, particularly if the stock price does not increase to the level necessary for listing on The NASDAQ Global Market or The NASDAQ Capital Market as a result of the Reverse Stock Split.

The Reverse Stock Split may leave certain stockholders with “odd lots.”   The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than 100 shares of Common Stock.  “Odd lot” shares may be more difficult to sell, and brokerage commissions and other costs of transactions in “odd lots” are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effects of the Reverse Stock Split

General

If the Reverse Stock Split is approved and implemented, the principal effects will be to decrease the number of issued and outstanding shares of the Common Stock held by stockholders of record based on the Reverse Stock Split ratio selected by the Board and decrease proportionately the number of authorized shares of Common Stock.  As of September 17, 2010, 27,745,788 shares of Common Stock were issued and outstanding and 202,066.6 shares of Series C Preferred Stock were issued and outstanding.  Assuming approval of Proposal 2 (to increase our authorized Common Stock) and full conversion of the outstanding Series C Preferred Stock, as well as exercise by JH Partners of its additional purchase right for 33,081.7  shares of Series C Preferred Stock, 262,894,088 shares of Common Stock would be issued and outstanding as of such date.  Based on this number of shares issued and outstanding and, for illustrative purposes only, assuming a Reverse Stock Split ratio of 1-for-30, we would have approximately 8,763,136 shares outstanding immediately following the completion of the Reverse Stock Split (without giving effect to the treatment of fractional shares discussed below).  The number of issued and outstanding shares of Series B Preferred Stock will not change as a result of the Reverse Stock Split, and the Series B Preferred Stock is not convertible into Common Stock.

The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.  Following the Reverse Stock Split, the Common Stock will continue to be quoted on the OTCQB under the symbol “DISK” unless and until we successfully re-list the Common Stock on The NASDAQ Global Market or The NASDAQ Capital Market.  However, the Common Stock will have a new CUSIP number.

Proportionate voting rights and other rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below.  Except for stockholders that are cashed out as a result of holding fractional shares and the adjustments that may result from the treatment of fractional shares discussed below, the number of stockholders of record will not be affected by the Reverse Stock Split, and each stockholder will hold the same percentage of Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

Effectiveness of Reverse Stock Split

The Reverse Stock Split, if approved by stockholders, would become effective upon the filing and effectiveness (or the Effective Time) of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Board has not yet determined the timing of this filing, and it will do so based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.  In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect on Our Stock Plans and Other Convertible Securities

Under our stock incentive plans, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to all outstanding awards will be proportionately adjusted based on the Reverse Stock Split ratio selected by the Board, if the Reverse Stock Split is effected.  As a result, using the stock incentive plan numbers included under “Proposal 2: Approval of Amendment to the Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock—Effects of the Increase” above, and assuming (1) that Proposal 5 (Approval of 2011 Equity Incentive Plan) is approved and (2) (for illustrative purposes only) that a 1-for-30 Reverse Stock Split is effected, the approximately 60.4 million shares that would be available for future issuance under the stock plans would be adjusted to approximately 2 million shares (subject to increase as and when awards made under the stock plans expire or are forfeited and are returned in accordance with the terms of the plans).  For individual holders, the number of shares subject to outstanding awards would be reduced by a factor of 30 and, in the case of outstanding stock options, the exercise price per share would be increased by a multiple of 30, such that upon an exercise, the aggregate exercise price payable by the optionee to us would remain the same.  For example, an outstanding stock option for 3,000 shares of Common Stock, exercisable at $1.00 per share, would be adjusted as a result of a 1-for-30 Reverse Stock Split ratio into an option exercisable for 100 shares of Common Stock at an exercise price of $30 per share.

The number of shares of Common Stock issuable upon exercise of outstanding warrants will be adjusted similarly as described above in proportion to the Reverse Stock Split ratio.

Effect on Authorized, but Unissued, Shares of Common Stock

Currently, we are authorized to issue up to a total of 125,000,000 shares, comprising 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock.  Proposal 2 proposes to increase our authorized Common Stock to 500,000,000 shares.  The number of authorized shares of Common Stock and preferred stock will not change as a result of the Reverse Stock Split.  See Proposal 2 above for a table showing, based on the number of shares outstanding as of September 17, 2010, the number of shares of Common Stock (1) authorized, (2) issued, (3) reserved but unissued and (4) authorized, but unissued and unreserved in the following scenarios:

•                  if Proposals 2 and 3 are approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split), but Proposal 5 is not;

•                  if Proposals 2 and 5 are approved, but Proposal 3 is not;

•                  if Proposal 3 is approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split), but Proposals 2 and 5 are not; and

•                  if Proposals 2, 3 and 5 are all approved (assuming for illustrative purposes only a 1-for-30 Reverse Stock Split).

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Stockholders of record that would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio ultimately selected by the Board will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the closing price per share of Common Stock on the effective date for the Reverse Stock Split as reported on the OTCQB by (b) the fraction of one share owned by the stockholder.  Stockholders of record will not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date the stockholder of record receives his or her cash payment.  The cash payment is subject to applicable federal and state income tax.  See “Material U.S. Federal Income Tax Consequences of the Reverse Stock Split” below.  The record date for voting at this Annual Meeting is not the effective date for the Reverse Stock Split.  Stockholders of record that own their shares in certificated form will receive such cash payment in lieu of fractional shares following the surrender of their pre-split certificates for post-split shares.  The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Stockholders that hold their shares in “street name” through a broker, nominee, fiduciary or other custodian should contact their bank, nominee, fiduciary or other custodian for information on the treatment and processing of fractional shares by their bank, nominee, fiduciary or other custodian.

Stockholders of record should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction.  Thereafter, if applicable, stockholders of record otherwise entitled to receive such funds, but that do not receive them, will have to seek to obtain such funds directly from the state to which they were paid.

Effect on Par Value

The proposed amendments to the Certificate of Incorporation related to the Reverse Stock Split will not affect the par value of the Common Stock, which will remain at $0.0001 per share.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split.  Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects on Registered and Beneficial Holders

If the Reverse Stock Split is effected, we intend to treat beneficial holders (i.e., stockholders that hold their shares in “street name” through a broker, nominee, fiduciary or other custodian) in the same manner as registered stockholders whose shares are registered in their names.  Brokers, nominees, fiduciaries or other custodians will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares in “street name.”  However, these brokers, nominees, fiduciaries or other custodians may have their own procedures for processing the Reverse Stock Split.  Stockholders that hold shares with a broker, nominee, fiduciary or other custodian and have questions in this regard are encouraged to contact their broker, nominee, fiduciary or other custodian.

Effect on Registered Book-Entry Holders

Our registered stockholders may hold some or all of their shares in book-entry form.  These stockholders will not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•                  If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable.  If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

•                  If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the Effective Time.  By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

Effect on Holders of Registered Certificated Shares

Some registered stockholders hold their shares of Common Stock in certificate form.  If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time.  The transmittal letter will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent.  Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued a new stock certificate representing the appropriate number of post-split shares.  If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares.”

No new certificated shares will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.0001 per share.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences to holders of Common Stock of the Reverse Stock Split.  It does not address any state, local or foreign income or other tax consequences.  It applies to you only if you hold your Common Stock as capital assets for tax purposes.  This section does not apply to you if you are a member of a class of holders subject to special rules, such as (i) a dealer in securities, (ii) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (iii) a financial institution, (iv) a tax-exempt organization, (v) a person that holds Common Stock as part of a hedge, straddle, conversion or other “synthetic security”, (vi) certain U.S. expatriates, (vii) a person whose functional currency for tax purposes is not the U.S. dollar or (viii) a person that has acquired his or her Common Stock upon exercise of an employee stock option or otherwise as compensation.  This section is based on the Code, applicable Treasury regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and, therefore, subject to future changes in the law, possibly with retroactive effect.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, AS WELL AS THE EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS.

U.S. Federal Income Tax Consequences to U.S. Holders

A U.S. holder, as used herein, is a shareholder that is:  (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust that either is subject to the supervision of a court within the United States and has one or more United States persons with authority to control all of its substantial decisions or has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

Other than with respect to any cash payment received in lieu of a fractional share of Common Stock, as discussed below, no gain or loss will be recognized by a U.S. holder upon such holder’s exchange of Common Stock for Common Stock pursuant to the Reverse Stock Split.  The aggregate tax basis of the Common Stock received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the holder’s aggregate tax basis in the Common Stock exchanged therefor.  In general, U.S. holders that receive cash in exchange for their fractional share interests in the Common Stock as a result of the Reverse Stock Split will be deemed for U.S. federal income tax purposes to have first received the fractional share interests and then to have had those fractional share interests redeemed for cash.  The U.S. holder’s holding period for the Common Stock received in the Reverse Stock Split will include the period during which the holder held the Common Stock surrendered.

Provided that the receipt of cash in lieu of a fractional share of Common Stock is not essentially equivalent to a dividend within the meaning of Section 302 of the Code, a U.S. holder generally will recognize taxable gain or loss equal to the difference between the amount of cash received and the holder’s adjusted federal income tax basis in the fractional share deemed surrendered.  Such gain or loss generally will be treated as long term capital gain or loss if the U.S. holder’s holding period is greater than one year at the time of the Reverse Stock Split.  A U.S. holder’s ability to deduct capital losses is subject to limitations.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

No gain or loss will be recognized by a non-U.S. holder, defined as any beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, upon such holder’s exchange of Common Stock for Common Stock pursuant to the Reverse Stock Split.  The aggregate tax basis of the Common Stock received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the holder’s aggregate tax basis in the Common Stock exchanged therefor.  In general, non-U.S. holders that receive cash in exchange for their fractional share interests in the Common Stock as a result of the Reverse Stock Split will be deemed for U.S. federal income tax purposes to have first received the fractional share interests and then to have had those fractional share interests redeemed for cash.  The non-U.S. holder’s holding period for the Common Stock received in the Reverse Stock Split will include the period during which the holder held the Common Stock surrendered.

Provided that the receipt of cash in lieu of a fractional share of Common Stock is not essentially equivalent to a dividend within the meaning of Section 302 of the Code, a non-U.S. holder generally will not be subject to U.S. federal income tax on gain recognized on a deemed disposition of fractional shares for cash unless (i) the gain is “effectively connected” with the conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment or fixed base maintained in the United States, if that is required by an applicable income tax treaty as a condition for being subjected to U.S. federal income tax on a net income basis, (ii) the holder is an individual, is present in the United States for 183 or more days in the taxable year of the sale and certain other conditions exist, or (iii) Image is or has been a U.S. real property holding corporation for U.S. federal income tax purposes and certain other conditions are met.

A corporate non-U.S. holder’s “effectively connected” recognized gains may also, under certain circumstances, be subject to an additional “branch profits tax” on earnings and profits for the taxable year that are effectively connected to the conduct of a trade or business within the United States at a 30.0% gross rate (or at a lower rate if the holder is eligible for the benefits of an income tax treaty that provides for a lower rate).

Image has not been, is not, and does not anticipate becoming, a U.S. real property holding corporation for U.S. federal income tax purposes.

U.S. Information Reporting and Backup Withholding Tax.

Information returns generally will be required to be filed with the Internal Revenue Service (or IRS) with respect to the receipt of cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split in the case of certain U.S. holders.  In addition, U.S. holders may be subject to backup withholding tax (at the current applicable rate of 28.0%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules.

Non-U.S. holders may be required to establish their exemption from information reporting and backup withholding on payments within the United States by certifying their status on IRS Form W-8BEN, W-8ECI or W-8IMY, as applicable.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Tax Consequences to the Company

We will not recognize any gain or loss as a result of the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT A REVERSE SPLIT RATIO BETWEEN 1-FOR-10 AND 1-FOR-50, WHICH RATIO WILL BE SELECTED BY THE BOARD OF DIRECTORS.

PROPOSAL 4:  APPROVAL OF 2010 EQUITY INCENTIVE AWARD PLAN

The Board has adopted our 2010 Equity Incentive Award Plan (or the 2010 Plan), subject to stockholder approval.  A copy of the 2010 Plan is attached to this Proxy Statement as Appendix C.

If approved by stockholders, 38,468,240 shares of Common Stock will be authorized for issuance under the 2010 Plan.  Shares authorized under the 2010 Plan will be used to satisfy contractual obligations we have under existing employment and consulting agreements with certain members of our management to issue them stock options and restricted stock awards.  Further details about these proposed awards are described below under “New Plan Benefits” and, with respect to proposed grants to our Named Executive Officers, under “Executive Compensation—Employment Agreements—Fiscal 2011 Agreements.”  The Compensation Committee of the Board intends to grant these awards upon stockholder approval of the 2010 Plan.  We believe that the 2010 Plan is integral to our ability to retain and motivate the executive talent important to achieving long-term improved company performance and stockholder returns.

Stockholder approval of the 2010 Plan also will constitute stockholder approval of the performance criteria and the material terms under which awards may be made for purposes of qualifying such awards as “performance-based compensation” under Section 162(m) of the Code.  Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1million per person in any year.  However, compensation that qualifies as “performance-based compensation” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.  In general, one of the requirements of “performance-based compensation” for purposes of Section 162(m) of the Code is that the material terms of the performance criteria under which the compensation may be paid must be disclosed to and approved by our stockholders.

The following description of the 2010 Plan is a summary and does not purport to be a complete description of the 2010 Plan.  A copy of the complete text of the 2010 Plan is attached to this proxy statement as Appendix C, and the following description is qualified in its entirety by reference to the text of the 2010 Plan.

Description of the 2010 Plan

Purpose

The purpose of the 2010 Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders.  The 2010 Plan is also intended to provide flexibility in our ability to motivate, attract and retain the services of individuals upon whose judgment, interest and special effort our business is largely dependent.

Administration

The 2010 Plan will be administered by the Board or the Compensation Committee, except that the Board will administer the 2010 Plan with respect to any awards for our non-employee directors.  To the extent consistent with applicable law, the Board or the Compensation Committee may delegate to a committee of one or more members of the Board or to one or more of the Company’s officers the authority to grant awards to certain eligible individuals who are not officers or directors.  Any entity or person authorized to administer the 2010 Plan is referred to in this proposal as the Plan Administrator.

The Plan Administrator, subject to the terms and conditions of the 2010 Plan, has the authority to select the individuals to whom awards will be granted and to determine the type or types of awards to be granted, the number of shares subject to each award and the other terms, conditions and provisions of awards.

Eligibility

Awards generally may be granted under the 2010 Plan to employees, officers, directors (including non-employee directors), consultants, and advisors of the Company or any majority-owned subsidiary corporation or parent corporation.  As of September 17, 2010, approximately 70 employees (including 3 executive officers) and 2 non-employee directors would be eligible by its terms to participate in the 2010 Plan.  However, the Compensation Committee intends at this time to grant awards under the 2010 Plan only to our Named Executive Officers and two other non-executive officer employees.

Number of Shares Authorized for Issuance

The 2010 Plan authorizes the issuance of up to 38,468,240 shares of Common Stock.  The following shares will be available again for issuance under the 2010 Plan:

•                  shares subject to awards that terminate, expire or lapse prior to issuance of the underlying shares;

•                  shares subject to restricted stock awards that are subsequently forfeited to or repurchased by us; and

•                  shares that are withheld by or tendered to the Company in payment of the grant or exercise price for an award or tax withholding obligations.

The Company has agreed with our Named Executive Officers that if equity awards to be granted to other management personnel under the 2010 Plan are subsequently forfeited by such individuals, the forfeited shares will be awarded to (i) the persons taking over the duties of the individuals who forfeited such awards and (ii) the Named Executive Officers, in such amounts and at such times as approved by the Compensation Committee.

Awards granted in assumption of, or in substitution for, previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2010 Plan.  Similarly, the payment of dividend equivalents in cash with respect to awards will not reduce the number of shares authorized for issuance under the 2010 Plan.

The shares of stock deliverable under the 2010 Plan may consist in whole or in part of authorized and unissued shares, treasury shares or shares purchased on the open market.  The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2010 Plan is the total number of shares authorized under the 2010 Plan.

Capital Adjustments

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, distribution to stockholders other than a normal cash dividend or certain other changes in our corporate or capital structure, the Plan Administrator is authorized to make proportional adjustments (i) to the maximum number and kind of securities that may be issued under the 2010 Plan (including the maximum number of securities that may be issued as incentive stock options or that may be granted to a single participant during any calendar year); (ii) to the number and kind of securities subject to any outstanding awards, including the per share price of such securities; and (iii) to the terms and conditions of any outstanding awards, in each case subject to the terms of the 2010 Plan.

Types of Awards

The 2010 Plan permits the granting of any or all of the following types of awards:  (i) stock options, (ii) stock appreciation rights, (iii) restricted stock awards and restricted stock units, (iv) dividend equivalents, (v) stock payment awards, and (vi) other stock or cash-based awards payable upon attainment of pre-established performance goals.

Stock Options.   The Plan Administrator may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options.  Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, called the exercise price, subject to the terms and conditions of the 2010 Plan and the option grant.  The exercise price of stock options under the 2010 Plan must be equal to at least 100% of the fair market value of the stock for the date of grant.  While the stock is quoted on a national market or other quotation system, fair market value means, as of a given date, the last sales price of the Common Stock.  The exercise price for shares purchased under an option must be paid in a form or forms acceptable to the Plan Administrator, including cash, check, shares of already-owned Common Stock, a broker-assisted cashless exercise or such other form of consideration as the Plan Administrator may permit.

At the time of grant, the Plan Administrator will establish the time or times when stock options will vest and become exercisable and the expiration date for stock options, including how long stock options will remain exercisable in the event of a participant’s termination of employment or service.

Stock Appreciation Rights.   A stock appreciation right (or SAR) entitles the holder to receive, upon exercise, the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR, which grant price must be the fair market value of our Common Stock on the date the SAR was granted.  At the time of grant, the Plan Administrator will determine the time or times when SARs are exercisable and when they expire.  Payment upon exercise of SARs may be in cash, stock, or any combination of cash and stock.  SARs may be granted in tandem with stock options.  Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR generally will be canceled to the extent the option has been exercised.

Restricted Stock Awards and Restricted Stock Units.   Restricted stock awards are awards of shares of Common Stock subject to certain repurchase or forfeiture restrictions, restrictions on transferability or other restrictions established by the Plan Administrator, which restrictions may be based on continued service with the Company or its related companies and/or other conditions, such as the achievement of performance criteria established by the Plan Administrator.  The Plan Administrator may waive any such restrictions in its sole discretion.  Restricted stock units are awards designated in units of Common Stock that similarly vest and become nonforfeitable on such dates or dates, or upon satisfaction of such conditions to vesting, as the Plan Administrator determines.

Dividend Equivalents.   The Plan Administrator may award, on such terms as it determines, dividend equivalents to participants, which entitle the participant to receive, in cash or shares, the equivalent value of dividends paid on our Common Stock.  Dividend equivalents are not payable with respect to options or stock appreciation rights and, unless the Plan Administrator determines otherwise, are payable with respect to performance-based awards only to the extent that the performance-based vesting conditions for such awards are satisfied.

Stock Payments.   Stock payments are (i) payments in the form of shares of our Common Stock or (ii) an option or other right to purchase shares of Common Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of that compensation.  The Plan Administrator will determine the number of shares or the number of options or other rights to purchase shares subject to a stock payment, which may be based upon performance criteria or other specific performance goals.

Other Stock or Cash-Based Awards.   The Plan Administrator may grant other incentives payable in cash or in shares of Common Stock, subject to the terms of the 2010 Plan, which may be payable only upon the attainment of performance goals established by the Plan Administrator.

Performance-Based Compensation under Section 162(m) of the Code

Performance Criteria.   Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year.  However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2010 Plan as “performance-based compensation” under Section 162(m) of the Code, the performance goals for the award must be based on the attainment of specified levels of one, or any combination, of the following performance criteria, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices:  (i) net earnings (either before or after one or more of the following:  interest, taxes, depreciation and amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) the price per share of our Common Stock; (xx) implementation or completion of critical projects; (xxi) comparisons with various stock market indices; (xxii) debt reduction; (xxiii) stockholders’ equity; (xxiv) financial ratios; or (xxv) financing and other capital raising transactions, in each case as determined in accordance with applicable accounting standards, if applicable.

Performance goals based on the foregoing performance criteria may be expressed in terms of overall Company performance or the performance of a subsidiary, division or other operational unit or an individual during an established performance period.

Adjustments and Certification.   The Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more performance goals, which adjustments may include one or more of the following:  (i) items related to a change in accounting principle; (ii) items related to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during an applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during a performance period; (x) any other items of significant income or expense that are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of our core, on-going business activities; (xiv) items relating to changes in tax laws; (xv) items relating to asset impairment charges; (xvi) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xvii) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

The Compensation Committee may reduce, but not increase, the amount payable pursuant to an award under the 2010 Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.  A participant will be eligible to receive payment pursuant to a performance-based award only if the performance goals for an applicable performance period are achieved.  Section 162(m) of the Code requires that the Compensation Committee certify that performance goals were achieved before the payment of any “performance-based compensation.”

Award Limitations

Subject to certain adjustments set forth in the 2010 Plan, the Compensation Committee may not grant awards under the 2010 Plan to any one participant during any calendar year for more than 14,700,000 shares of Common Stock.  In addition, the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any “performance-based compensation” under Section 162(m) of the Code is $1 million.

Change in Control

Under the 2010 Plan, unless otherwise provided in an award agreement or other written agreement between a participant and us, if a change in control occurs and outstanding awards are not continued, converted, assumed or replaced in such change in control, the awards will become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on the awards will lapse.  Upon, or in anticipation of, a change in control, the Plan Administrator may cause outstanding awards to terminate at a specific time in the future, including but not limited to the date of such change in control, and each participant will have the right to exercise such awards during a period of time determined by the Plan Administrator.

Under the 2010 Plan, “change in control” generally means the occurrence of any of the following events:

•                  an acquisition by any person or group of persons of beneficial ownership of more than 50% of the total combined voting power of the Company’s securities (other than a registered, public offering of our Common Stock and excluding acquisitions by the Company, by any of its subsidiaries, by an employee benefit plan maintained by the Company or its subsidiaries or by any person that, prior to such transaction, controls, is controlled by or is under common control with the Company);

•                  a change in the composition of the Board such that, during any two-year period, the incumbent board members cease to constitute at least a majority of the Board (excluding directors whose election, or nomination for election by stockholders, was approved by at least two-thirds of the incumbent board);

•                  consummation of certain mergers, consolidations, reorganizations or business combinations, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity (excluding transactions in which the Company’s outstanding voting securities before the transaction continue to represent thereafter at least a majority of the combined voting power of the successor entity); or

•                  stockholder approval of a dissolution or liquidation of the Company (other than a liquidation or dissolution occurring upon a merger, consolidation, reorganization or business combination).

Nonassignability of Awards

Unless the Plan Administrator determines otherwise, no award granted under the 2010 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or by the laws of descent and distribution, pursuant to a domestic relations order (or DRO) (subject to the Plan Administrator’s consent), or by designation of a beneficiary in a manner determined by the Plan Administrator.  Unless an award has been transferred pursuant to a DRO, each award may be exercised, during the participant’s lifetime, only by the participant.

No Repricing

The Plan Administrator may not, without stockholder approval, decrease the price of an option or SAR after it is granted, except in connection with certain adjustments provided for under the 2010 Plan, take any other action that is treated as a repricing under generally accepted accounting principles, or cancel an option or SAR at a time when its stock price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock award or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

Amendment and Termination

The Board may amend, modify or terminate the 2010 Plan, provided that stockholder approval of any amendment must be obtained to the extent required by applicable law, regulation or stock exchange rule and must be obtained for any amendment that increases the number of shares available under the 2010 Plan.  No amendment, modification or termination of the 2010 Plan generally may adversely affect in any material way any awards previously granted without the prior written consent of the affected participants.  The 2010 Plan became effective on September 17, 2010, the date of Board approval, and unless sooner terminated by the Board, will expire ten years from that date.

New Plan Benefits

The following table shows information about the number of shares to be granted to certain individuals pursuant to equity awards under the 2010 Plan, subject to stockholder approval of the 2010 Plan.  Additional details about the proposed awards to the Named Executive Officers are provided above under “Executive Compensation—Employment Agreements—Fiscal 2011 Agreements.”

Name and Position	Total Number of Shares to be Subject to Equity Awards (1)

Theodore S. Green Chief Executive Officer and Chairman	14,698,071

John P. Avagliano Chief Operating Officer and Chief Financial Officer	7,097,923

John W. Hyde Vice Chairman	12,825,417

All Current Executive Officers as a Group (3 individuals)	34,621,411

Current Non-Executive Director Group	—

Current Non-Executive Officer Employee Group (2 individuals)	3,846,820

Total Number of Shares to be Granted	38,468,231

(1)                                  The number of shares of Common Stock to be subject to equity awards will be allocated between stock options and restricted stock awards based on the closing price of the Common Stock as of the date of grant.  Assuming a grant date closing price for our Common Stock of $0.23 per share, the closing price as reported on the OTCQB for September 17, 2010, shares would be allocated between stock options and restricted stock awards as follows:  Mr. Green, 4,212,382 option shares and 10,485,689 restricted stock award shares; Mr. Avagliano, 2,034,563 option shares and 5,063,360 restricted stock award shares; Mr. Hyde, 3,675,350 option shares and 9,150,067 restricted stock award shares; All Current Executive Officers as a Group, 9,922,295 option shares and 24,699,116 restricted stock award shares; and Current Non-Executive Officer Employee Group, 1,102,476 option shares and 2,744,344 restricted stock award shares.

Except as set forth in the table above, the Company has not granted, or committed to grant, any other equity awards under the 2010 Plan.

U.S. Federal Income Tax Consequences

The following discussion briefly describes the material U.S. federal income tax consequences of the 2010 Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation.  The discussion is general in nature and does not address issues relating to the particular tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation.  The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect.  The discussion does not address any estate, gift, state, local or foreign income or other tax consequences.

Stock Options

Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature.  Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option.  If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option).  If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (i) one year from the date the participant exercised the option and (ii) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price.  If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price).  Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

Special rules apply to both nonqualified stock options and incentive stock options if a participant uses shares already held by the participant to pay the exercise price of the option or if the shares received upon exercise are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature.  Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Restricted Stock Awards.   Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares.  However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of receipt over the amount, if any, paid to the Company by the participant for the shares.  Provided that the election is properly made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant.  If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Units.   A participant generally will not recognize income at the time a restricted stock unit is granted.  When a restricted stock unit is settled in shares or other consideration, the participant generally will recognize compensation taxable as ordinary income at the time of such settlement or payment in an amount equal to the then fair market value of any shares, cash or property that the participant receives.

Stock Payments in Shares.   Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Tax Consequences to the Company.   In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2010 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.  We are not required to issue any shares of Common Stock or to otherwise settle an award under the 2010 Plan until all tax withholding obligations are satisfied.

Section 162(m) of the Code.   Under Section 162(m) of the Code, as described above, the Company generally is prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year.  However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.  Stockholder approval of the 2010 Plan will provide the Company with the flexibility to grant awards under the 2010 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code.

Section 409A of the Code.   We intend that awards granted under the 2010 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2010 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL 5:  APPROVAL OF 2011 EQUITY INCENTIVE PLAN

The Board has adopted our 2011 Equity Incentive Plan (or the 2011 Plan), subject to stockholder approval of both the 2011 Plan and Proposal 2 to increase the number of authorized shares under our Certificate of Incorporation.  A copy of the 2011 Plan is attached to this Proxy Statement as Appendix D.

If approved by stockholders, 20,000,000 shares of Common Stock will be authorized for issuance under the 2011 Plan.  We believe that a broad-based incentive compensation plan is a valuable incentive and retention tool that benefits all of our stockholders and that the 2011 Plan is necessary in order to provide appropriate incentives for the achievement of company objectives and to continue to attract, motivate and retain the most qualified employees, executives, directors and consultants to help ensure our future growth and success.  As described in Proposal 4, the 2010 Plan also being submitted for stockholder approval will be used to satisfy contractual obligations we have to certain members of our management to grant them stock options and restricted stock awards.  Once such grants are made, insufficient shares will remain available under the 2010 Plan for future awards to our employees, executives, directors and consultants.  As of September 17, 2010, 1,362,930 shares remained available for the issuance of new awards under both our 2008 Stock Awards and Incentive Plan (or the 2008 Plan) and our 2004 Incentive Compensation Plan (or the 2004 Plan).  We intend to retain both the 2008 Plan and the 2004 Plan following the 2010 Annual Meeting of Stockholders.

Stockholder approval of the 2011 Plan also will constitute stockholder approval of the performance criteria and the material terms under which awards may be made under the 2011 Plan for purposes of qualifying such awards as “performance-based compensation” under Section 162(m) of the Code.  Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year.  However, compensation that qualifies as “performance-based compensation” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.  In general, one of the requirements of “performance-based” compensation for purposes of Section 162(m) of the Code is that the material terms of the performance criteria under which the compensation may be paid must be disclosed to and approved by our stockholders.

The following description of the 2011 Plan is a summary and does not purport to be a complete description of the 2011 Plan.  A copy of the complete text of the 2011 Plan is attached to this proxy statement as Appendix D, and the following description is qualified in its entirety by reference to the text of the 2011 Plan.

Description of the 2011 Plan

Purpose

The purpose of the 2011 Plan is to attract, retain and motivate our employees, officers, directors, consultants, agents, advisors and independent contractors by providing them with an opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

Administration

The 2011 Plan will be administered by the Board or the Compensation Committee.  To the extent consistent with applicable law, the Board or the Compensation Committee may delegate to a committee of one or more members of the Board or to one or more of the Company’s officers the authority to grant awards to certain eligible individuals who are not officers or directors.  Any entity or person authorized to administer the 2011 Plan is referred to in this proposal as the Plan Administrator.

The Plan Administrator, subject to the terms and conditions of the 2011 Plan, has the authority to select the individuals to whom awards will be granted and to determine the type or types of awards to be granted, the number of shares subject to each award and the other terms, conditions and provisions of awards.

Eligibility

Awards may be granted under the 2011 Plan to employees, officers, directors (including non-employee directors), consultants, agents, advisors and independent contractors of the Company or any related company, including any majority-owned subsidiary corporation or parent corporation.  As of September 17, 2010, approximately 70 employees (including 3 executive officers) and 2 non-employee directors would be eligible to participate in the 2011 Plan.

Number of Shares Authorized for Issuance

The 2011 Plan authorizes the issuance of up to 20,000,000 shares of Common Stock.

Shares of Common Stock covered by an award granted under the 2011 Plan will not be counted as used unless and until they are actually issued and delivered to a participant.  The following shares will be available again for issuance under the 2011 Plan:

•                  shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares;

•                  shares subject to awards that are subsequently forfeited to or otherwise reacquired by us;

•                  shares related to an award that is settled in cash or in a manner where some or all of the shares covered by the award are not issued; and

•                  shares that are withheld by or tendered to the Company in payment of the purchase price for an award or tax withholding obligations.

Awards granted in assumption of, or in substitution for, previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2011 Plan.

The shares deliverable under the 2011 Plan may consist in whole or in part of authorized and unissued shares or shares now held or subsequently acquired by us as treasury shares.  The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2011 Plan is the total maximum number of shares authorized under the 2011 Plan.

Capital Adjustments

In the event of a stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the Plan Administrator will make proportional adjustments to the maximum number and kind of securities (i) available for issuance under the 2011 Plan, (ii) issuable as incentive stock options, (iii) issuable to certain individuals subject to Section 162(m) of the Code, and (iv) subject to any outstanding awards, including the per share price of such securities.

Types of Awards

The 2011 Plan permits the granting of any or all of the following types of awards:  (i) stock options, (ii) stock appreciation rights, (iii) stock awards, restricted stock awards and stock units, (iv) performance shares and performance units conditioned upon meeting performance criteria, and (v) other stock or cash-based awards.

Stock Options.   The Plan Administrator may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options.  Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, called the exercise price, subject to the terms and conditions of the 2011 Plan and the option grant.  The exercise price of stock options under the 2011 Plan must be at least 100% of the fair market value of the Common Stock as of the date of grant, except in the case of certain grants made or adjusted to assume or convert awards in connection with acquisition transactions.  Unless the Plan Administrator determines otherwise, fair market value means, as of a given date, the last sales price of the Common Stock.  The exercise price for shares purchased under an option must be paid in a form or forms acceptable to the Plan Administrator, including cash, check, shares of already-owned Common Stock, a broker-assisted cashless exercise or such other form of consideration as the Plan Administrator may permit.

The Plan Administrator will establish the vesting schedule and the maximum term of each option, which cannot exceed ten years, subject to earlier termination in the event of an optionee’s termination of employment or service.

Upon termination of employment or service with us or a related company, the unvested portion of options automatically terminates.  An optionee may exercise the vested portion of his or her options for the period of time stated in the option agreement.  Unless the Plan Administrator determines otherwise, an optionee generally will be able to exercise the vested portion of his or her options for (i) three months following termination for reasons other than cause, retirement, death or disability or (ii) one year following termination due to retirement, death or disability.  If an optionee is terminated for cause, all options generally will automatically expire upon notification to the optionee of such termination.  No option may be exercised after expiration of its term.

Stock Appreciation Rights.   SARs may be granted alone (freestanding) or in addition to other awards and may, but need not, relate to a specific option granted under the 2011 Plan (related option).  Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR.  The Plan Administrator may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2011 Plan the grant price of a freestanding SAR must be at least 100% of the fair market value of our Common Stock on the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term of an SAR cannot be more than ten years.  Payment upon exercise of an SAR may be in cash, stock, any combination of cash and stock or in any manner determined by the Plan Administrator.  Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock Awards and Stock Units.   Awards of shares of Common Stock, or awards designated in units of Common Stock, may be granted under the 2011 Plan subject to repurchase or forfeiture restrictions in the Plan Administrator’s discretion, and the Plan Administrator may waive any such restrictions at any time in its sole discretion.  Restrictions may be based on continuous service with the Company or its related companies and/or the achievement of performance criteria, as determined by the Plan Administrator.

Performance Awards.   Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock.  Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions established by the Plan Administrator.  Performance awards may be paid in cash, stock or other property or in any combination of cash, stock and other property, in the discretion of the Plan Administrator.

Other Stock or Cash-Based Awards.   The Plan Administrator may grant other incentives payable in cash or in shares of Common Stock, subject to the terms of the 2011 Plan and any other terms and conditions determined by the Plan Administrator.

Performance-Based Compensation under Section 162(m) of the Code

Performance Criteria.   Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year.  However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2011 Plan as “performance-based compensation” under Section 162(m) of the Code, the performance criteria it may choose for the award include any of the following, or any combination, for the Company as a whole, or any business unit, as reported or calculated by the Company:  (i) cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); (ii) net earnings (either before or after one or more of the following:  interest, taxes, depreciation and amortization); (iii) gross or net sales or revenue; (iv) working capital; (v) earnings per share; (vi) book value per share; (vii) operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); (viii) gross or net profit or operating margin; (ix) operating earnings or profit; (x) return on assets; (xi) return on equity; (xii) return on sales; (xiii) debt reduction; (xiv) debt plus equity; (xv) market or economic value added; (xvi) stock price appreciation; (xvii) total stockholder return; (xviii) stockholders’ equity; (xix) implementation or completion of critical projects; (xx) comparisons with various stock market indices; (xxi) cost control; (xxii) strategic initiatives; (xxiii) financing and other capital raising transactions; (xxiv) market share; (xxv) net income (either before or after taxes); (xxvi) adjusted net income; (xxvii) return on capital; (xxviii) improvements in capital structure; or (xxix) customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.  Such performance goals also may be based on the Company’s achievement of specified levels of performance for the Company as a whole or any business unit under one or more of the performance criteria described above relative to the performance of other corporations.

Adjustments and Certification.   The Compensation Committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) gains and losses on asset sales.

The Compensation Committee may adjust the amount payable pursuant to an award under the 2011 Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code downward, but not upward.  The Compensation Committee may not waive the achievement of performance goals related to an award except in the case of a participant’s death or disability.  Section 162(m) requires that the Compensation Committee certify that performance goals were achieved before the payment of any “performance-based compensation.”

Limitations.   Subject to certain adjustments set forth in the 2011 Plan, the Compensation Committee may not grant awards other than performance units under the 2011 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Code in any calendar year that relate to more than 5,000,000 shares of Common Stock.  In addition, the Compensation Committee may not grant performance units and other awards payable in cash to any single covered employee in any one calendar year with a maximum dollar value greater than $1 million.  “Covered employee” generally includes our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer).

Change of Control

Under the 2011 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change of control:

•                  If and to the extent outstanding awards are not converted, assumed, substituted for or replaced by a successor company, awards, other than performance awards, will become fully vested and exercisable, and all applicable restrictions or forfeiture provisions will lapse immediately prior to the change of control.

•                  Performance shares or performance units earned and outstanding as of the date of the change of control and for which the payout level has been determined will be payable in full in accordance with the payout schedule.  Any remaining performance awards for which the payout has not been determined will be prorated at the target level.

•                  Alternatively, the Company can elect to cash out outstanding awards.

Under the 2011 Plan, a “change of control” generally means the occurrence of any of the following events:

•                  An acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (i) the then outstanding shares of our Common Stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, with certain exceptions, such as for certain acquisitions directly from the Company, any acquisition by the Company or any acquisition by any Company employee benefit plan;

•                  a change in the composition of the Board during any twenty-four month period such that the incumbent board members cease to constitute at least a majority of the Board (excluding directors whose election, or nomination for election by stockholders, was approved by at least a majority of the incumbent board); or

•                  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or outstanding voting securities of the Company, with certain exceptions for transactions in which (i) the beneficial ownership of the Company or the resulting company remains the same with respect to more than 50% of the outstanding shares of Common Stock and the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such transaction, (ii)  no person (with certain exceptions) will own 50% or more of the outstanding shares of Common Stock or the voting power of the outstanding voting securities, and (iii) the Company’s incumbent board will, after the transaction, constitute at least a majority of the board of the company resulting from such transaction.

Nonassignability of Awards

Unless the Plan Administrator determines otherwise, no award granted under the 2011 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or by the applicable laws of descent and distribution or by designation of a beneficiary in a manner established by the Company, and each award may be exercisable, during the participant’s lifetime, only by the participant.

No Repricing

The Plan Administrator may not, without stockholder approval, decrease the price of an option or SAR after it is granted, except in connection with certain adjustments provided for under the 2011 Plan, take any other action that is treated as a repricing under generally accepted accounting principles, or cancel an option or SAR at a time when its stock price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

Amendment and Termination

The Board or the Compensation Committee generally may amend the 2011 Plan, except that the Board must approve any amendment that requires stockholder approval under applicable law, regulation or stock exchange rule.  The Board or the Compensation Committee also may suspend or terminate all or any portion of the 2011 Plan at any time, but any suspension or termination generally may not, without a participant’s consent, materially adversely affect any rights under any outstanding award.  The 2011 Plan became effective on September 17, 2010, the date of Board approval, and unless sooner terminated by the Board, will expire ten years from that date.

Other Information

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2011 Plan will be made at the discretion of the Plan Administrator.  Therefore, the benefits and amounts that will be received or allocated under the 2011 Plan are not determinable at this time.  However, please refer to the Summary Compensation Table of this proxy statement, which sets forth certain information regarding the equity awards made to Named Executive Officers in the last fiscal year.  In addition, please refer to Proposal 4 (regarding stockholder approval of the 2010 Plan) for information about proposed equity grants to certain individuals, subject to stockholder approval of the 2010 Plan.  Grants made to our non-employee directors in the last fiscal year are described in “Director Compensation” above.  The closing price of our Common Stock, as reported on the OTCQB on September 17, 2010, was $0.23 per share.

U.S. Federal Income Tax Consequences

The following discussion briefly describes the material U.S. federal income tax consequences of the 2011 Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation.  The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation.  The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect.  The discussion does not address any estate, gift, state, local or foreign income or other tax consequences.

Stock Options

Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature.  Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option.  If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option).  If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (i) one year from the date the participant exercised the option and (ii) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price.  If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price).  Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

Special rules apply to both nonqualified stock options and incentive stock options if a participant uses shares already held by the participant to pay the exercise price of the option or if the shares received upon exercise are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature.  Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards.   Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards.   Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares.  However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of receipt over the amount, if any, paid to the Company by the participant for the shares.  Provided that the election is properly made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income.  When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant.  If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Units.   A participant generally will not recognize taxable income at the time a restricted stock unit is granted.  When a restricted stock unit is settled in shares or other consideration, the participant generally will recognize compensation taxable as ordinary income at the time of such settlement or payment in an amount equal to the then fair market value of any shares, cash or property that the participant receives.

Performance Shares or Performance Units.   A participant generally will not recognize taxable income upon the grant of performance shares or performance units.  Upon the distribution of cash, shares or other property to a participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.

Tax Consequences to the Company.   In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2011 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.  We are not required to issue any shares of Common Stock or to otherwise settle an award under the 2011 Plan until all tax withholding obligations are satisfied.

Section 162(m) of the Code.   Under Section 162(m) of the Code, as described above, the Company generally is prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year.  However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.  Stockholder approval of the 2011 Plan will provide the Company with the flexibility to grant awards under the 2011 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code.

Section 409A of the Code.   We intend that awards granted under the 2011 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2011 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of March 31, 2010 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders and (ii) all compensation plans not previously approved by our security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in the first column) (2)

Equity compensation plans approved by security holders	1,029,500	$2.699	917,430
Equity compensation plans not approved by security holders:
Compensatory warrants issued to service providers (3)	8,018,868	0.530	—
Total	9,048,368	0.777	917,430

(1)            Includes options granted to employees and directors under our 2004 Plan and 2008 Plan.

(2)            Future equity awards may be granted under our 2004 Plan or our 2008 Plan.  Excludes 38,468,240 shares that will become available for issuance upon stockholder approval of the 2010 Plan and 20,000,000 shares that will become available for issuance upon stockholder approval of the 2011 Plan.

(3)            In August 2006, we issued a five-year warrant in connection with a convertible debt financing to an investor to purchase up to 1,000,000 shares of Common Stock at $4.25 per share. The transaction with JH Partners triggered the antidilution provisions contained in the warrant. As a result, the warrant is now exercisable for 8,018,868 shares of our Common Stock at an exercise price of $0.53 per share.

AUDIT COMMITTEE REPORT (1)

Our entire Board currently constitutes our Audit Committee and operates under a written charter approved by the Board of Directors.  The charter was last modified by the Board in June 2010.  Our management is responsible for internal accounting controls, the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles.  Our independent registered public accounting firm, BDO USA, LLP (formerly known as BDO Seidman, LLP), is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100.  The Audit Committee’s primary responsibility is to monitor and oversee these processes and the systems of internal controls that management and the Board have established.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the fair and complete presentation of our annual and quarterly financial results for the fiscal year ended March 31, 2010.  In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement of Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence from us and our management.  In addition, the Audit Committee has considered whether non-audit services by the independent registered public accounting firm are compatible with the independence requirements of Independence Standards Board Standard No. 1.  The Audit Committee has concluded that the independent registered public accounting firm is independent from us and our management.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010, as filed with the Securities and Exchange Commission on June 29, 2010, and Amendment No. 1 thereto filed with the Securities and Exchange Commission on July 29, 2010.  The Audit Committee and the Board also have approved and recommended the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2011.

AUDIT COMMITTEE

John W. Hyde, Chairman Patrick M. Collins Mary J. George Theodore S. Green Marshall A. Heinberg

(1)            The foregoing report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the aggregate fees for professional services provided by BDO USA, LLP (formerly known as BDO Seidman, LLP) related to the fiscal years ended March 31, 2010 and 2009.

	2010	2009

Audit Fees	$284,869	$291,779
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	2,500	1,000
Total Fees	$287,369	$292,779

Audit Fees

Consisted of fees billed for professional services rendered for (i) the audit of our consolidated financial statements; (ii) the review of interim consolidated financial statements for our quarterly filings; and (iii) any services that are normally provided by our principal accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

There were no audit-related fees during the fiscal years ended March 31, 2010 and March 31, 2009.

Tax Fees

BDO USA, LLP (formerly known as BDO Seidman, LLP) does not perform professional services for tax compliance, tax advice or tax planning for us.

All Other Fees

Consisted of fees for professional services related to the JH Transaction and terminated merger transaction.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

Our Audit Committee’s policy is to pre-approve the audit and non-audit services provided by the independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence.  Our Audit Committee believes that the combination of general pre-approval of certain types of services and specific pre-approval of other services will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.  Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.  In determining whether to grant general or specific pre-approval, our Audit Committee will consider whether such services are consistent with the applicable rules and regulations on auditor independence.  The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  With respect to each proposed pre-approved service, the independent registered public accounting firm is required to provide to the Audit Committee detailed back-up documentation regarding the specific services to be provided.

All of the fees paid to BDO USA, LLP (formerly known as BDO Seidman, LLP) in fiscal 2010 and 2009 were pre-approved by the Audit Committee.  Our Audit Committee has considered whether the provision of services other than those described above under the heading of “Audit Fees” are compatible with maintaining the independence of BDO USA, LLP (formerly known as BDO Seidman, LLP).

PROPOSAL 6:  RATIFICATION OF THE SELECTION OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company is seeking stockholder ratification of the selection by the Audit Committee of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

Stockholder ratification of the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Company’s independent registered public accounting firm is not required under the laws of the State of Delaware, by the Company’s Bylaws or otherwise.  However, the Board is submitting the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to continue to retain BDO USA, LLP (formerly known as BDO Seidman, LLP).  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

BDO USA, LLP (formerly known as BDO Seidman, LLP), Los Angeles, California, which was appointed our independent registered public accounting firm in October 2004, has audited our financial statements for the fiscal years ended March 31, 2005 through 2010 and is currently serving as the Company’s independent registered public accounting firm.  The Audit Committee approved this appointment.

A representative of BDO USA, LLP (formerly known as BDO Seidman, LLP) is expected to be present at the Annual Meeting, to have an opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP (FORMERLY KNOWN AS BDO SEIDMAN, LLP) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As described in more detail above in “Executive Compensation—Employment Agreements—Fiscal 2011 Agreements” and “Proposal 4: Approval of 2010 Equity Incentive Award Plan—New Plan Benefits,” our current executive officers will be awarded stock options and restricted stock awards covering an aggregate of 34,621,411 shares of Common Stock following approval of the 2010 Plan.  In addition, as described above in “Security Ownership of Certain Beneficial Owners and Management,” our executive officers and the JH Investors, with which director Patrick M. Collins is affiliated, also hold shares of Series C Preferred Stock that will convert into Common Stock upon the filing of the amendment to our Certificate of Incorporation to increase our authorized Common Stock as contemplated by Proposal 2.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

The deadline for submitting proposals for inclusion in our proxy materials for the 2011 Annual Meeting is June 14, 2011, by which date you must submit your proposal in writing to our Corporate Secretary at our principal executive offices at 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311.  We recommend that such proposals be sent by certified mail, return receipt requested.  Such proposals will also need to comply with the rules of the SEC regarding the inclusion of stockholder proposals in our proxy materials, and may be omitted if not in compliance with applicable requirements.

Stockholders that intend to present a proposal before the 2011 Annual Meeting but do not intend for the proposal to be included in our proxy materials for the 2011 Annual Meeting must provide notice of such proposal to our Corporate Secretary at the address indicated above no earlier than June 14, 2011 and no later than July 14, 2011.  The notice of such proposal must comply with the applicable provisions of our Bylaws.

In addition, our Bylaws permit stockholders to nominate directors for election at a meeting of stockholders.  To nominate a director, the stockholder must provide the information required by our Bylaws.  In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which for the 2011 Annual Meeting means that notice must be provided to our Corporate Secretary at the address indicated above no earlier than June 14, 2011 and no later than July 14, 2011.

For proposals that are timely filed, we retain discretion to vote proxies we receive provided that (1) we include in the proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion, and (2) the proponent does not issue a proxy statement.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, Attention: Dawn Martens or Michael B. Bayer, Esq., or calling us at (818) 407-9100.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement in the future, please notify your broker if your shares are held in a brokerage account (or in “street name”) or us if you are a stockholder of record.  If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report or proxy statement, please notify your broker if your shares are held in a brokerage account (or in “street name”) or us if you are a stockholder of record.  You can notify us by sending a written request to Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, Attention: Dawn Martens or Michael B. Bayer, Esq., or calling us at (818) 407-9100.

OTHER MATTERS

Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein and in the notice accompanying this proxy statement.

APPENDIX A

PROPOSED AMENDMENT TO ARTICLE 4 OF IMAGE ENTERTAINMENT, INC.’S

CERTIFICATE OF INCORPORATION RELATING TO PROPOSAL 2

If Proposal 2 is approved, Section 4(a) of Article 4 of the Company’s Certificate of Incorporation would read as follows:

“(a) Authorized Capital Stock.  The total number of shares of capital stock that the Corporation is authorized to issue is Five Hundred Twenty-Five Million (525,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of common stock, $.0001 par value per share (“Common Stock”), and Twenty-Five Million (25,000,000) shares of preferred stock, $.0001 par value per share (“Preferred Stock”).”

Please see Appendix B for subsequent changes to this Section 4(a) of Article 4 of the Company’s Certificate of Incorporation if Proposal 3 is approved.

APPENDIX B

PROPOSED AMENDMENTS TO ARTICLE 4 OF IMAGE ENTERTAINMENT, INC.’S

CERTIFICATE OF INCORPORATION RELATING TO PROPOSAL 3

If Proposal 3 is approved and Proposal 2 is also approved, Section 4(a) of Article 4 of the Company’s Certificate of Incorporation would read as follows after the subsequent Certificate of Amendment is filed with the Secretary of State of the State of Delaware to effect Proposal 3:

“(a) Authorized Capital Stock.  The total number of shares of capital stock that the Corporation is authorized to issue is Five Hundred Twenty-Five Million (525,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of common stock, $.0001 par value per share (“Common Stock”), and Twenty-Five Million (25,000,000) shares of preferred stock, $.0001 par value per share (“Preferred Stock”).

Upon the filing and effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, each [•](1) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (“Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split.

Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest) for such holder’s fractional share in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the OTCQB Marketplace of the Pink OTC Markets Inc., as of the date this Certificate of Amendment is filed and becomes effective with the Secretary of State of the State of Delaware, by (b) the fraction of one share owned by the stockholder.”

If Proposal 3 is approved and Proposal 2 is not, Section 4(a) of Article 4 of the Company’s Certificate of Incorporation would read as follows:

“(a) Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is One Hundred Twenty-Five Million (125,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, $.0001 par value per share (“Common Stock”), and Twenty-Five Million (25,000,000) shares of preferred stock, $.0001 par value per share (“Preferred Stock”).

Upon the filing and effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, each [•](2) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (“Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split.

(1)  By approving this amendment, stockholders are approving a combination of any number of shares of Common Stock, between and including 10 and 50, into one share of Common Stock. The Certificate of Amendment that is filed with the Secretary of State of the State of Delaware will include only one ratio determined by the Board of Directors of the Corporation to be in the best interests of the Corporation and its stockholders following stockholder approval of this amendment and prior to the time of filing of the Certificate of Amendment.

(2)  By approving this amendment, stockholders are approving a combination of any number of shares of Common Stock, between and including 10 and 50, into one share of Common Stock. The Certificate of Amendment that is filed with the Secretary of State of the State of Delaware will include only one ratio determined by the Board of Directors of the Corporation to be in the best interests of the Corporation and its stockholders following stockholder approval of this amendment and prior to the time of filing of the Certificate of Amendment.

Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest) for such holder’s fractional share in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the OTCQB Marketplace of the Pink OTC Markets Inc., as of the date this Certificate of Amendment is filed and becomes effective with the Secretary of State of the State of Delaware, by (b) the fraction of one share owned by the stockholder.”

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APPENDIX C

IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Image Entertainment, Inc. 2010 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Image Entertainment, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1           “Administrator” means the entity or person that conducts the general administration of the Plan as provided herein.  With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board.  With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 12.1.  With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.5 of the Plan, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

2.2           “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3           “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance Bonus Award granted to a Participant pursuant to the Plan.

2.4           “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.5           “Board” means the Board of Directors of the Company.

2.6           “Change in Control” means and includes each of the following:

(a)           A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)           During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or Section 2.6(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)           The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; or

(d)           the stockholders of the Company approve the liquidation or dissolution of the Company (other than a liquidation or dissolution occurring upon a merger, consolidation, reorganization, or business combination).

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In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A, or described in subsection (d) with respect to such Award must also satisfy the “liquidation” rules and procedures specified by Treasury Regulation §1.409A-3(j)(4)(ix).

2.7           “Code” means the Internal Revenue Code of 1986, as amended.

2.8           “Committee” means the committee of the Board described in Article 12.

2.9           “Consultant” means any consultant or adviser engaged to provide services to the Company or any Parent or Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.10         “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.11         “Director” means a member of the Board or, as applicable, a member of the board of directors of a Subsidiary.

2.12         “Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.

2.13         “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.1 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.14         “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.15         “Effective Date” has the meaning set forth in Section 13.1.

2.16         “Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Administrator.

2.17         “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Parent or Subsidiary.

2.18         “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

2.19         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.20         “Expiration Date” has the meaning set forth in Section 13.2.

2.21         “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined as follows:

(a)           If the Stock is listed on any established stock exchange, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market, the Fair Market Value per share shall be the closing sales price per share for the Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(b)           If the Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(c)           In the absence of an established market for the Stock, the Fair Market Value thereof shall be the fair market value per share of the Stock as of the applicable date on the basis of a sale of such shares in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion, as determined in good faith by the Board, without discounts for lack of control or marketability.

Notwithstanding anything to the contrary contained in the Plan or in any Award Agreement, Fair Market Value shall not be less than the fair market value of one share of Stock as determined under Section 409A of the Code.

2.22         “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

2.23         “Independent Director” means a Director of the Company who is not an Employee.

2.24         “Misconduct” means the occurrence of any of, but not limited to, the following:  (a) conviction of the Participant of any felony or any crime involving fraud or dishonesty; (b) the Participant’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Parent or Subsidiary; (c) conduct by the Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if the Participant is an executive officer, by the Board), demonstrates the Participant’s unfitness to serve; (d) the Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Parent or Subsidiary; (e) the Participant’s violation of state or federal law in connection with the Participant’s performance of his or her job which has an adverse effect on the Company and/or any Parent or Subsidiary; and (f) the Participant’s violation of Company policy which has a material adverse effect on the Company and/or any Parent or Subsidiary.  Notwithstanding the foregoing, the Participant’s Disability shall not constitute Misconduct as set forth herein.  The determination that a termination is for Misconduct shall be by the Administrator it its sole and exclusive judgment and discretion.

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Notwithstanding the foregoing, if a Participant is a party to an employment, severance or other agreement with the Company or any Subsidiary in effect as of the date of grant of an Award which defines “Misconduct” or “Cause” or a similar term, “Misconduct” for purposes of the Plan and such Award shall have the meaning given to such term in such employment, severance or other agreement.

2.25         “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition.

2.26         “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

2.27         “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.28         “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.4 of the Plan.

2.29         “Parent” means any “parent corporation,” as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder, of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

2.30         “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.31         “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

2.32         “Performance Bonus Award” has the meaning set forth in Section 8.5.

2.33         “Performance Criteria” means the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)           The Performance Criteria that shall be used to establish Performance Goals are limited to the following:  (i) net earnings (either before or after one or more of the following:  (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Stock; (xx) implementation or completion of critical projects; (xxi) comparisons with various stock market indices; (xxii) debt

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reduction; (xxiii) stockholders’ equity; (xxiv) financial ratios; or (xxv) financing and other capital raising transactions; in each case as determined in accordance with Applicable Accounting Standards, if applicable, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)           The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include one or more of the following:  (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to changes in tax laws; (xv) items relating to asset impairment charges; (xvi) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xvii) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.  For all Awards intended to qualify as Qualified Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.34         “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual.

2.35         “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.36         “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards, or any other transferee approved by the Administrator.

2.37         “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

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2.38         “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions, including, but not by way of limitation, risk of forfeiture or repurchase.

2.39         “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

2.40         “Securities Act” means the Securities Act of 1933, as amended.

2.41         “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for such common stock pursuant to Article 11.

2.42         “Stock Appreciation Right” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of such number of shares of Stock on the date the Stock Appreciation Right was granted as set forth in the applicable Award Agreement.

2.43         “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

2.44         “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.45         “Successor Entity” has the meaning set forth in Section 2.6.

2.46         “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or to a Parent or Subsidiary is terminated for any reason, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding:  (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous reestablishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary.  The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy.  Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, except to the extent expressly provided otherwise in writing.

2.47         “Termination of Directorship” means the time when a Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement.  The

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Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

2.48         “Termination of Employment” means the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding:  (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary.  The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

2.49         “Termination of Service” shall mean the last to occur of a Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.  A Participant shall not be deemed to have a Termination of Service merely because of a change in the capacity in which the Participant renders service to the Company or any Parent or Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Independent Director or Consultant of the Company or any Parent or Subsidiary.  In addition, if a Termination of Service constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the Termination of Consultancy, Termination of Directorship or Termination of Employment must also constitute a “separation from service,” as defined in Treasury Regulation §1.409A-1(h) to the extent required by Section 409A.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1           Number of Shares.

(a)           Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 38,468,240 shares of Stock.

(b)           To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan.  Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan.  If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Article 6 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan.  To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution

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for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to the Plan.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares of Stock available for issuance under the Plan.

(c)           Notwithstanding the provisions of Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option that is to be granted (as opposed to those that were already granted) to fail to qualify as an incentive stock option under Section 422 of the Code.

(d)           The maximum number of shares of Stock available for grant as Incentive Stock Options under the Plan shall not exceed the maximum limitation specified in Section 3.1(a).

3.2           Stock Distributed.  Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3           Limitation on Number of Shares and Values Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 14,700,000; the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $1,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1           Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2           Participation.  Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

4.3           Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

4.4           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

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4.5           Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to:  (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Stock is listed, quoted or traded or any other applicable law.

ARTICLE 5

STOCK OPTIONS

5.1           General.  The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)           Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that, the exercise price for any Option shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)           Time of Exercise.  The Administrator shall determine the time or times at which an Option may be exercised in whole or in part.  The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)           Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(i)            A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

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(ii)           Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the shares of Stock are listed, quoted or traded or any other applicable law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(iii)          In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(iv)          Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares of Stock with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 10.1 and 10.2.

5.2                                 Incentive Stock Options.  The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.

(a)                                  Eligibility.  Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or a Parent which constitutes a “parent corporation” of the Company within the meaning of Section 424(e) of the Code.

(b)                                 Exercise Price.  The exercise price per share of Stock shall be set by the Administrator; provided that, subject to Section 5.2(e), the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(c)                                  Expiration.  Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, unless an earlier time is set in the Award Agreement.

(d)                                 Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e)                                  Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of

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Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(f)                                    Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(g)                                 Transferability; Right to Exercise.  An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h)                                 Failure to Meet Requirements.  Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3                                 Substitution of Stock Appreciation Rights.  Except as set forth in the Award Agreement, the Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1                                 Grant of Restricted Stock.  The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.  All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2                                 Issuance and Restrictions.  Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

6.3                                 Repurchase or Forfeiture.  Except as otherwise determined by the Administrator at the time of the grant of the Award, upon Termination of Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Award

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Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Service under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4                                 Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1                                 Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator.  A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

7.2                                 Stock Appreciation Rights.

(a)           A Stock Appreciation Right shall have a term set by the Administrator.  A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine.  A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine.  The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator; provided, however, that the Administrator in its sole and absolute discretion may provide that the Stock Appreciation Right may be exercised subsequent to a Termination of Service or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

(b)           A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

7.3                                 Payment and Limitations on Exercise.

(a)           Payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

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(b)           To the extent any payment under Section 7.2(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1                                 Dividend Equivalents.

(a)           Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b)           Unless otherwise determined by the Administrator, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are satisfied and the Award vests.

(c)           Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.2                                 Stock Payments.  Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator.  The number of shares of Stock or the number of options or other rights to purchase shares of Stock subject to a Stock Payment shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance goals determined appropriate by the Administrator.

8.3                                 Restricted Stock Units.  The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.  At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate.  At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted.  On the maturity date, the Company shall, subject to Section 10.4(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.  The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

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8.4                                 Other Stock-Based Awards.  Any Eligible Individual selected by the Administrator may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.5                                 Performance Bonus Awards.  Any Eligible Individual selected by the Administrator may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.6                                 Term.  Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments, Restricted Stock Units or Other Stock-Based Award shall be set by the Administrator in its discretion.

8.7                                 Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price, if any, of any Award of any Stock Payments, Restricted Stock Units or Other Stock-Based Awards; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1                                 Purpose.  The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and Stock Appreciation Rights and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation.  If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Article 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9 and are not intended to qualify as Qualified Performance-Based Compensation.

9.2                                 Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered

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Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3           Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4           Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5           Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1         Payment.  The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation:  (a) cash or check, (b) shares of Stock (including, in the case of payment of the exercise price of an Award, shares of Stock issuable pursuant to the exercise of the Award) or shares of Stock held for such period of time as may be required by the Administrator in order to

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avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator.  The Administrator shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2                           Tax Withholding.  The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan.  The Administrator may in its discretion and in satisfaction of the foregoing requirement elect to have the Company or any Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld (or allow the Participant to make such an election).  Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.  The Administrator shall determine the fair market value of the Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares of Stock to pay the exercise price or any tax withholding obligation.

10.3                           Transferability of Awards.

(a)                                  Except as otherwise provided in Section 10.3(b):

(i)            No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been

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exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)           No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)          During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b)                                 Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions:  (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)                                  Notwithstanding Section 10.3(a), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

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10.4                           Stock Certificates; Book Entry Procedures.

(a)           Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b)           Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5                           Paperless Administration.  In the event that the Company establishes for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

10.6                           Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that:  (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any shares of Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for Misconduct.

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ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1                           Adjustments.

(a)                                  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock other than an Equity Restructuring, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares of Stock that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)                                 In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)            To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion with substantially similar economic value;

(ii)           To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

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(iii)          To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Restricted Stock Unit Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)          To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)           To provide that the Award cannot vest, be exercised or become payable after such event.

(c)                                  In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b):

(i)            The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted.  The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)           The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).

11.2         Acceleration Upon a Change in Control.  Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company, a Parent, a Subsidiary, or other Company affiliate and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse.  Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

11.3         No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof

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shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

11.4         Restrictions on Exercise.  In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

ARTICLE 12

ADMINISTRATION

12.1         Administrator.  Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board.  The term “Administrator” as used in this Plan shall apply to any person or persons who at the time have the authority to administer the Plan.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  Notwithstanding the foregoing, however, a Committee of the Board shall administer the Plan and such committee shall consist solely of two or more members of the Board each of whom is a Non-Employee Director, and with respect to awards that are intended to be Performance-Based Awards, an “outside director” within the meaning of Section 162(m) of the Code; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee.  Notwithstanding the foregoing:  (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Administrator” as used in this Plan shall be deemed to refer to the Board and (b) the Board or the Committee may delegate its authority hereunder to the extent permitted by Section 12.5.  In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder.  Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

12.2         Action by the Administrator.  Unless otherwise established by the Board or in any charter of the Company or the Committee, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Administrator in lieu of a meeting,

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shall be deemed the acts of the Administrator.  Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or of any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Parent or Subsidiary to assist in the administration of the Plan.

12.3                           Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)           Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)           Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)            Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)           Decide all other matters that must be determined in connection with an Award;

(h)           Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)            Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)            Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.4                           Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

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12.5         Delegation of Authority.  To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board or the Committee may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board or the Committee.

12.6         Amendment or Exchange of Awards.  In no event, however, shall the Administrator have the right, without stockholder approval, to (a) lower the exercise or grant price of an Option or Stock Appreciation Right after it is granted, except in connection with adjustments provided in Section 11; (b) take any other action that is treated as a repricing under generally accepted accounting principles; or (c) cancel an Option or Stock Appreciation Right at a time when its exercise or grant price exceeds the Fair Market Value of the Stock, in exchange for another Option, Restricted Stock, or other equity award,  unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1         Effective Date.  The Plan is effective as of the day on which it is approved by the Board (the “Effective Date”).

13.2         Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date (the “Expiration Date”).  Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

13.3         Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and, provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.  In addition, if the Board determines that Awards other than Options and Stock Appreciation Rights which may be granted to Covered Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved by the Plan.

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ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1         Amendment, Modification, And Termination.  With the approval of the Board, at any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that increases the number of shares of Stock available under the Plan.

14.2         Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1         No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2         No Stockholders Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3         No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

15.4         Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

15.5         Indemnification.  To the extent allowable pursuant to applicable law, each member of the Administrator or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend

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the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.6         Relationship to Other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.  The selection of an Eligible Individual as a Participant shall neither entitle such Eligible Individual to, nor disqualify such Eligible Individual from, participation in any other incentive plan of the Company or any Subsidiary.

15.7         Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.8         Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.9         Fractional Shares.  No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding up or down as appropriate.

15.10       Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.11       Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.

15.12       Section 409A.  To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.

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To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan.  Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

15.13       Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of law principles thereof.

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APPENDIX D

IMAGE ENTERTAINMENT, INC.

2011 EQUITY INCENTIVE PLAN

SECTION 1.  PURPOSE

The purpose of the Image Entertainment, Inc. 2011 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2.  DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.  ADMINISTRATION

3.1                               Administration of the Plan

(a)           The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

(b)           Notwithstanding the foregoing and to the extent consistent with applicable law, the Board or the Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except that no such committee shall have or obtain authority to grant Awards to Participants who are subject to Section 16 of the Exchange Act or to grant Awards pursuant to Section 16 of the Plan.  To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.

(c)           Members of any committee shall serve for such term as the Board or the Compensation Committee may determine, subject to removal by the Board or the Compensation Committee at any time.  All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board, the Compensation Committee or any other committee or officer to whom authority to administer the Plan has been delegated.

3.2                               Administration and Interpretation by Plan Administrator

(a)           Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property, or may be canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

(b)           In no event, however, shall the Plan Administrator have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the Common Stock, in exchange for another Option, restricted stock, or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

(c)           The effect on the vesting of an Award of an approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Plan Administrator, whose determination shall be final.

(d)           Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.  A majority of the members of the Plan Administrator may determine its actions.

SECTION 4.  SHARES SUBJECT TO THE PLAN

4.1                               Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, a maximum of 20,000,000 shares of Common Stock shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

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4.2                               Share Usage

(a)           Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant.  If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan.  Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan.  The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject to or paid with respect to an Award.

(b)           The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)           Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan.  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan.  In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Plan Administrator, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination.  In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)           Notwithstanding any other provision in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate maximum share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

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SECTION 5.  ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects.  An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6.  AWARDS

6.1                               Form, Grant and Settlement of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan.  Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.  Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

6.2                               Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

6.3                               Dividends and Distributions

Participants may, if the Plan Administrator so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion.  The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate.  The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock Awards or Stock Units.  Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A.  Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock Awards must (a) be paid at the same time they are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7.  OPTIONS

7.1                               Grant of Options

The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

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7.2                             Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3                               Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date.  For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4                               Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

If not otherwise established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable

After three months	1/12th

Each additional three-month period of continuous service completed thereafter	An additional 1/12th

After three years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Company, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5.  An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

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7.5                               Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a)           cash;

(b)           check or wire transfer;

(c)           having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)           tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)           if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of  proceeds needed to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f)            such other consideration as the Plan Administrator may permit.

7.6                               Effect of Termination of Service

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time.  If not otherwise established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)           Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b)           Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

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(i)                                     if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii)                                  if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii)                               the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise.  If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation.  If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations, including, to the extent required thereunder, the following:

8.1                               Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option.  In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2                               Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations on the Grant Date may not be granted Incentive Stock Options.

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8.3                               Exercise Price

Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date.  The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4                               Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5                               Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6                               Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.  The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7                               Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

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SECTION 9.  STOCK APPRECIATION RIGHTS

9.1                               Grant of Stock Appreciation Rights

The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion.  An SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (a “freestanding SAR”).  The grant price of a tandem SAR shall be equal to the exercise price of the related Option.  The grant price of a freestanding SAR shall be established in accordance with the procedures for Options set forth in Section 7.2.  An SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2                               Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

9.3                               Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10.  STOCK AWARDS, RESTRICTED STOCK AWARDS AND STOCK UNITS

10.1                        Grant of Stock Awards, Restricted Stock Awards and Stock Units

The Plan Administrator may grant Stock Awards, Restricted Stock Awards and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

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10.2                        Vesting of Restricted Stock Awards and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock Awards or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock Awards or Stock Units, as determined by the Plan Administrator, (a) the shares covered by each Restricted Stock Award shall become freely transferable by the Participant, subject to compliance with applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.  Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3                        Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock Award or Stock Unit under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 11.  PERFORMANCE AWARDS

11.1                        Performance Shares

The Plan Administrator may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.  Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.  The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

11.2                        Performance Units

The Plan Administrator may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.  Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.  The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

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SECTION 12.  OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13.  WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”).  Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Plan Administrator, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company, (ii) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock Awards) having a Fair Market Value equal to the tax withholding obligations and other obligations, (iv) surrendering a number of shares of Common Stock that the Participant already owns having a value equal to the tax withholding obligations and other obligations, or (v) taking such other action as may be necessary in the opinion of the Plan Administrator to satisfy any applicable tax withholding obligations.  The value of the shares so withheld or surrendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 14.  ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.  Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Plan Administrator shall specify.

SECTION 15.  ADJUSTMENTS

15.1                        Adjustment of Shares

(a)           In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to

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stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); (C) the maximum number and kind of securities set forth in Section 16.3; and (D) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.  The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(b)           Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.  Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2                        Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.  To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3                        Change of Control

Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control:

(a)           If and to the extent outstanding Awards are not converted, assumed, substituted for or replaced by the Successor Company, such Awards, other than Performance Shares and Performance Units, shall become fully vested and exercisable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change of Control, and such Awards shall then terminate at the effective time of the Change of Control.  If and to the extent Awards are converted, assumed, substituted for or replaced by the Successor Company, the vesting restrictions and all applicable restrictions or forfeiture provisions for Awards shall not be accelerated or lapse, and all such vesting restrictions and applicable restrictions or forfeiture provisions shall continue with respect to any securities of the Successor Company or other consideration that may be received with respect to such Awards.

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For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.  The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(b)           All Performance Shares or Performance Units earned and outstanding as of the date the Change of Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any remaining Performance Shares or Performance Units (including any applicable Performance Period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change of Control and shall be payable in full at the target level in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any existing deferrals or other restrictions not waived by the Plan Administrator in its sole discretion shall remain in effect.

(c)           Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Change of Control, or, in the event the Change of Control does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Plan Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise, grant or purchase price with respect to shares of Common Stock subject to such Awards.

(d)           For the avoidance of doubt, nothing in this Section 15.3 requires that all Awards be treated similarly.

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15.4                        Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5                        No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6                        Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7                        Section 409A

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16.  CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Compensation Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Compensation Committee may provide that this Section 16 is applicable to all or any portion of such Award.  With respect to each such Award, subject to Section 16.1, the Compensation Committee shall establish, in writing, that the payment, settlement or vesting, as applicable, pursuant to the Award shall be conditioned on the attainment for the specified Performance Period of specified performance targets related to designated performance goals for such period selected by the Compensation Committee from among the Performance Criteria specified in Section 16.1.  Such performance goals shall be set

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by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

16.1                        Performance Criteria

(a)           If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company:  (i) cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); (ii) net earnings (either before or after one or more of the following:  interest, taxes, depreciation and amortization); (iii) gross or net sales or revenue; (iv) working capital; (v) earnings per share; (vi) book value per share; (vii) operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); (viii) gross or net profit or operating margin; (ix) operating earnings or profit; (x) return on assets; (xi) return on equity; (xii) return on sales; (xiii) debt reduction; (xiv) debt plus equity; (xv) market or economic value added; (xvi) stock price appreciation; (xvii) total stockholder return; (xviii) stockholders’ equity; (xix) implementation or completion of critical projects; (xx) comparisons with various stock market indices; (xxi) cost control; (xxii) strategic initiatives; (xxiii) financing and other capital raising transactions; (xxiv) market share; (xxv) net income (either before or after taxes); (xxvi) adjusted net income; (xxvii) return on capital; (xxviii) improvements in capital structure; or (xxix) customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

(b)           Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations.

(c)           The Compensation Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) gains and losses on asset sales.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

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16.2                        Compensation Committee Certification; Adjustment of Awards

(a)           After the completion of each Performance Period, the Compensation Committee shall certify the extent to which any performance goal established under this Section 16 has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting, as applicable, of any Award subject to this Section 16.

(b)           Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Compensation Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Compensation Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee.

16.3                        Limitations

(a)           Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 5,000,000 shares of Common Stock for such Awards, and the maximum dollar value payable with respect to Performance Units or other Awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $1,000,000.

(b)           The Compensation Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17.  AMENDMENT AND TERMINATION

17.1                        Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board.  Subject to Section 17.3, the Plan may amend the terms of any outstanding Award, prospectively or retroactively.

17.2                        Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the date of adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

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17.3                        Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.  Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Plan Administrator deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

SECTION 18.  GENERAL

18.1                        No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2                        Issuance of Shares

(a)           Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b)           The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c)           As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or

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received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or other agreement that may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d)           To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3                        Indemnification

Each person who is or shall have been a member of the Board or the Compensation Committee, or a member of a committee or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4                        No Rights as a Stockholder

Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

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18.5                        Compliance with Laws and Regulations

(a)           In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b)           The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise.  To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.  Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.  Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A.  In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.   Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

18.6                        Participants in Other Countries or Jurisdictions

Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of

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the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7                        No Trust or Fund

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8                        Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9                        Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10                 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law.  Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

18.11                 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

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SECTION 19.  EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock Award, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Plan Administrator, whose determination shall be conclusive and binding.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a)           An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (as used in this definition, a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (D) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of Section (c) of this definition of Change of Control; or

(b)           During any consecutive 24-month period, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the

Board subsequent to such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)           The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or outstanding voting securities of the Company (“Business Combination”); excluding, however, such a Business Combination pursuant to which:

(i)                                     all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination shall beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(ii)                                  no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or such company resulting from such Business Combination) shall beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the company resulting from such Business Combination or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination; and

(iii)                               at least a majority of the members of the board of directors of the company resulting from such Business Combination shall have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means Image Entertainment, Inc., a Delaware corporation.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and unable to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Plan Administrator, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the (a) per share fair market value of the Common Stock as established in good faith by the Plan Administrator or, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish, (b) if the Common Stock is traded on a national securities exchange, the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded or (c) if the Common Stock is not traded on a national securities exchange but is quoted on a national market or other quotation system, the last sales price on such date or, if not trading on that date, such price on the last preceding date for which the sale prices are reported.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision and that meets the requirements of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.3.

“Parent Company” means a company or other entity which as a result of a Change of Control owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Period” means the period of time during which the Performance Criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.  The Compensation Committee may establish different Performance Periods for different Participants, and the Compensation Committee may establish concurrent or overlapping Performance Periods.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the Image Entertainment, Inc. 2011 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.1(c).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Plan Administrator or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or the Parent Company, as applicable, in connection with a Change of Control.

“Ten Percent Stockholder” has the meaning set forth in Section 8.3.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement.  Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board or the Compensation Committee, whose determination shall be conclusive and binding.  Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award.  Unless the Plan Administrator determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.  A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action	Action	Date of Stockholder Approval

, 2010		, 2010

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000075513_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends a vote FOR the following: 1. Election of Directors Nominees 01 Patrick M. Collins 02 Theodore S. Green 03 John W. Hyde 04 Mary J. George 05 Marshall A. Heinberg IMAGE ENTERTAINMENT, INC. ATTN: DAWN MARTENS 20525 NORDHFF ST., SUITE 200 CHATSWORTH, CA 91311-6104 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends a vote FOR proposals 2 through 6. For Against Abstain 2 Proposal 2: Approval of amendment to the Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 500,000,000. 3 Proposal 3: Approval of amendment to the Certificate of Incorporation to effect a reverse stock split of common stock at a reverse split ration of 1-for-10 and 1-for-50, whichh ration will be selected by the Board of Directors. 4 Proposal 4: Approval of the 2010 Equity Incentive Award Plan. 5 Proposal 5: Approval of 2011 Equity Incentive Plan. 6 Proposal 6: Ratification of BDO USA, LLP (formerly known as BDO Seidman, LLP) as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. All of the proposals set forth above are proposals of Image Entertainment, Inc. Proposal 5 is conditioned on the approval of Proposal 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000075513_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . IMAGE ENTERTAINMENT, INC. Annual Meeting of Stockholders November 18, 2010 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Theodore S. Green and John P. Avagliano, and each of them, as his/her agents and proxies with full power of substitution to vote any and all shares of Common Stock and Series C Preferred Stock of Image Entertainment, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time on November 18, 2010, at the TBD, and any adjournment or postponement thereof, as specified on the reverse hereof. This proxy, when properly executed, will be voted as the undersigned specified on the reverse hereof. Unless otherwise marked, this proxy will be voted for Proposals 1, 2, 3, 4, 5 and 6 and in the discretion of the proxies on such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side